                         EXHIBIT 10-A

                   REVOLVING CREDIT AGREEMENT
                   (LONG-TERM CREDIT FACILITY)

                   REVOLVING CREDIT AGREEMENT
                   (LONG-TERM CREDIT FACILITY)

                  DATED AS OF NOVEMBER 10, 1998

                         BY AND AMONG

                   SOUTHERN UNION COMPANY

                      as the Borrower
                      ---------------

                             AND

                   THE BANKS NAMED HEREIN

                        as the Banks
                        ------------

                             AND

           CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                        as the Agent
                        ------------

                  REVOLVING CREDIT AGREEMENT
                  (LONG-TERM CREDIT FACILITY)

     SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (hereinafter called the "Borrower"), the finan-cial institutions listed on the signature pages hereof (collec-tively, the "Banks" and individually, a "Bank"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Chase") in its capacity as agent (the "Agent") for the Banks hereunder, hereby agree as follows:

1. CERTAIN DEFINITIONS. As used in this Agreement, the fol-following terms shall have the following meanings:

     "Account Debtor" shall mean the party who is obligated on or
      -------------
under an Account.

     "Accounts" shall mean, with respect to the Borrower, all of
      --------
its accounts, accounts receivable, contract rights, chattel paper, drafts, acceptances, and similar writings and evidences of monetary obligations now owned or hereafter acquired or created by virtue of goods or merchandise sold (including gas) in the ordinary course of its business, including without limitation PGA Receivables, and, in any event, all "accounts" as that term is defined in the Uniform Commercial Code in effect in any appli-cable jurisdiction.

     "Additional Costs" shall mean, with respect to any Rate
      ----------------
Period in the case of any Eurodollar Rate Loan, all costs, losses or payments, as determined by any Bank in its sole and absolute discretion (which determination shall be conclusive in the absence of manifest error) that such Bank or its Domestic Lending Office or its Eurodollar Lending Office does, or would, if such Eurodollar Rate Loan were funded during such Rate Period by the Domestic Lending Office or the Eurodollar Lending Office of such Bank, incur, suffer or make by reason of:

     (a) any and all present or future taxes (including, with-out limitation, any interest equalization tax or any similar tax on the acquisition of debt obligations, or any stamp or registra-tion tax or duty or official or sealed papers tax), levies, imposts or any other charge of any nature whatsoever imposed by any taxing authority on or with regard to any aspect of the transactions contemplated by this Agreement, except such taxes as may be measured by the overall net income of such Bank or its Domestic Lending Office or its Eurodollar Lending Office and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Bank's Domestic Lending Office or its Eurodollar Lending Office is located; and

     (b) any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loan because of or arising from (i) the introduction of, or any change (other than any change by way of imposition or increase of reserve requirements, in the case of any Eurodollar Rate Loan, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation or administration of, any law or regulation or
(ii) the compliance with any request from any central bank or other governmental authority (whether or not having the force of law).

     "Affiliate" shall mean any Person controlling, controlled by
      ---------
or under common control with any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. If any Person shall own, directly or indirectly, beneficially or of record, twenty percent (20%) or more of the voting equity (whether outstanding capital stock, partnership interests or otherwise) of another Person, such Person shall be deemed to be an Affiliate.

     "Agent" shall have the meaning set forth in the preamble
      -----
hereto.

     "Agreement" shall mean this Revolving Credit Agreement, as
      ---------
the same may be amended, modified, supplemented or restated from time to time.

     "Alternate Base Rate" shall mean, for any day, a rate, per
      -------------------
annum (rounds upward to the nearest 1/16 of 1%) equal to: (a) the greatest of (i) the Prime Rate (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) in effect on such day; (ii) the Federal Funds Rate in effect for such day plus 1/2 of 1 percent (1/2%) (com-
                            ----
puted on the basis of the actual number of days elapsed over a year of 360 days); or (iii) the Average CD Rate in effect for such day plus 1 percent (1%) (computed on the basis of the actual
         ----
number of days elapsed over a year of 360 days).

     "Alternate Base Rate Loan"  shall mean any Loan which bears
      ------------------------
interest at the Alternate Base Rate.

     "Applicable Lending Office" shall mean, with respect to each
      -------------------------
Bank, such Bank's (a) Domestic Lending Office in the case of an Alternate Base Rate Loan; (b) Domestic Lending Office in the case of a CD Rate Loan; and (c) Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

     "Assignment and Acceptance" shall have the meaning set forth
      -------------------------
in Section 13.13.

     "Available Senior Funded Debt Capacity" for any period shall
      -------------------------------------
mean, as of the first day of that period, the principal amount of additional Senior Funded Debt that the Borrower would be per-mitted to issue under the then existing indentures, note purchase agreements and credit agreements (other than the Agreement and other revolving credit agreements).

     "Average CD Rate" shall mean, as of any date, the latest
      ---------------
one-week moving average of secondary market morning offering rates in the United States for 90-day certificates of deposit of the Agent, such moving average being determined daily by the Agent on the basis of such rates reported by two certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Agent from two certificate of deposit dealers of recognized standing selected by the Agent, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent.

     "Bank" shall have the meaning set forth in the preamble
      ----
hereto and shall include the Agent, in its individual capacity.

     "Borrower" shall have the meaning set forth in the preamble
      --------
hereto.

     "Borrowing Base" shall mean, as of any time of determination
      --------------
when the Borrower's Senior Funded Debt is rated Baa3 or higher by Moody's Investor Service, Inc. or BBB- or higher by Standard and Poor's Corporation, the amount of $60,000,000.00 and, as of any other time of determination, without duplication, an amount equal to (a) the sum of: (i) 95% of Eligible Accounts Receivable; plus
                                                             ----
(ii) 75% of Eligible Unbilled Accounts of the Borrower; plus
                                                        ----
(iii) 100% of all Cash and the face value of all Cash Equivalents (other than the Accounts); plus (iv) 50% of Eligible Inventory;
                           ----
plus (v) 95% of Eligible PGA Receivables; plus (vi) 75% of
----                                      ----
Eligible Marketing Accounts (provided that the amount of Eligible
                             --------
Marketing Accounts to be used in the determination of the Bor-rowing Base shall never exceed $12,000,000.00), in each case as reflected on the books of the Borrower as of the time at which the Borrowing Base is being determined; minus (b) the aggregate
                                        -----
principal amounts then outstanding under the Short-Term Credit Facility Notes. Notwithstanding the foregoing, however, that if (and for so long as) Borrower's Senior Funded Debt is rated equal to or lower than Ba2 by Moody's Investor Service, Inc. or BB by Standard and Poor's Corporation, the maximum amount of Cash and Cash Equivalents included in the Borrowing Base shall be $5,000,000.00.

     "Borrowing Date" shall mean a date upon which the Borrower
      --------------
has requested a Loan is to be made in a Notice of Borrowing delivered pursuant to Section 2.1.

     "Business Day" shall mean a day when the Agent is open for
      ------------
business, provided that, if the applicable Business Day relates to any Eurodollar Rate Loan, it shall mean a day when the Agent is open for business and banks are open for business in the London interbank market and in New York City.

     "CD Rate" shall mean, with respect to the applicable Rate
      -------
Period in effect for each CD Rate Loan, the sum of (a) the average rate of interest determined by the Agent to be the bid rate per annum on such date, of at least two (2) certificate of deposit dealers of recognized standing selected by the Agent for the purchase at face value of certificates of deposit having a maturity equal to such Rate Period and in an amount substantially equal to the principal amount of the CD Rate Loan to be made by the Agent for such Rate Period, divided by the result obtained by subtracting from 100% the CD Rate Reserve Percentage plus (b) the
                                                     ----
annual assessment rate estimated by the Agent on such date deter-mined by then current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation for such Corporation's insuring Dollar deposits of the Agent in the United States, expressed as a percentage, plus (c) the following:
                           ----

if, and for so long as the Borrower's Senior Funded Debt is rated:



                                          additional percentage
                                          per annum to be added
by Moody's Investors   by Standard and     to the rate determined
   Service, Inc.      Poor's Corporation   by (a) and (b) above

higher than Baal and   higher than BBB+   5/8 of 1 percent (5/8%)
                 ---

higher than Bal  and   higher than BB+
                 ---
but lower than or      but lower than or  7/8 of 1 percent (7/8%)
equal to Bal           equal to BBB+
lower than or    or    lower than or
                 --
equal to Ba1           equal to BB+       1 and 3/8 of 1 percent
                                          (1-3/8%)

     "CD Rate Loan" shall mean any Loan which bears interest at
      ------------
the CD Rate.

     "CD Rate Reserve Percentage" for any Rate Period for any CD
      --------------------------
Rate Loan shall mean the reserve percentage applicable on the first day of the applicable Rate Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) applicable, or to become applicable to the Agent, for a period equal to the applicable Rate Period to U.S. Dollar nonpersonal time deposits in the United States with a maturity corresponding to the end of the Rate Period, applied to the certificates of deposit used in the calculation of the CD Rate for such Rate Period.

     "Capital Lease" shall mean any lease of any Property
      -------------
(whether real, personal, or mixed) which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of the lessee.

     "Capitalized Lease Obligations" shall mean, for the Borrower
      -----------------------------
and its Subsidiaries, any of their obligations that should, in accordance with GAAP, be recorded as Capital Leases.

     "Cash" shall mean for any Person currency and coin on hand
      ----
together with the Dollar amount of collected balances in deposit accounts of such Person at depository institutions in the United States whose deposits are insured by the United States of America or an agency thereof, excluding any such accounts in which any other Person has an interest superior to that of the Person in question.

     "Cash Equivalents" shall mean (a) marketable direct obliga-
      ----------------
tions issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within ninety (90) days after the date of acquisition thereof;
(b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within ninety (90) days after the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard and Poor's Corporation or Moody's Investors Service, Inc. (or, if at any time neither Standard and Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Agent); (c) commercial paper maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either Standard and Poor's Corporation or Moody's Investors Service, Inc. (or, if at any time neither Standard and Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then the highest rating from such other nationally recognized rating services acceptable to the Agent); (d) domestic and Eurodollar certificates of deposit or bankers' acceptances maturing within ninety (90) days after the date of acquisition thereof issued by any Bank or any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000; and
(e) accounts and investments in collective funds invested solely in instruments listed in (a) through (d) above, in any combina-tion.

     "Cash Interest Expense" shall mean, for any period, total
      ---------------------
interest expense to the extent paid in cash (including the interest component of Capitalized Lease Obligations and capi-talized interest and all dividends and interest paid on or with respect to Borrower's Structured Securities) of the Borrower and any Subsidiary for such period all as determined in conformity with GAAP.

     "Closing Date" shall mean November 10, 1998.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as
      ----
amended, as now or hereafter in effect, together with all regu-lations, rulings and interpretations thereof or thereunder issued by the Internal Revenue Service.

     "Commitment" shall have the meaning set forth in Section
      ----------
2.1(a) and "Commitments" shall mean, collectively, the Commit-ments of all of the Banks.

     "Consolidated Net Income" shall mean for any period the
      -----------------------
consolidated net income of the Borrower and all Subsidiaries, determined in accordance with GAAP, for such period.

     "Consolidated Net Worth" shall mean, for any period for the
      ----------------------
Borrower and all Subsidiaries, the consolidated stockholders' equity of the Borrower and its Subsidiaries, and preferred securities of the Borrower's Subsidiaries, all determined in accordance with GAAP, less the sum of the following consolidated items, without duplication: the book amount of any deferred charges (including, but not limited to, unamortized debt discount and expenses, organization expenses, experimental and development expenses, but excluding prepaid expenses) that are not permitted to be recovered by the Borrower under rates permitted under rate tariffs.

     "Consolidated Total Capitalization" shall mean at any time
      ---------------------------------
the sum of:  (a) Consolidated Net Worth at such time; plus (b)
                                                      ----
the principal amount of outstanding Debt of the Borrower and its Subsidiaries.

     "Consolidated Total Indebtedness" shall mean all Debt of the
      -------------------------------
Borrower and all Subsidiaries including any current maturities thereof, plus, without duplication, all amounts outstanding under
         ----
Standby Letters of Credit and, without duplication, all Facility Letter of Credit Obligations.

     "Debt" means (without duplication), for any Person indebted-
      ----
ness for money borrowed determined in accordance with GAAP but in any event including, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within thirty
(30) days after the original invoice date; (b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such Debt has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and con-tract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) Capitalized Lease Obligations of such Person;
(d) obligations under direct or indirect Guaranties other than Guaranties issued by the Borrower covering obligations of the Southern Union Trusts under the Structured Securities.

     "Debtor Laws" shall mean all applicable liquidation, con-
      -----------
servatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar laws, or general equitable principles from time to time in effect affecting the rights of creditors generally.

     "Default" shall mean any of the events specified in Section 11, whether or not there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "Dollars" and "$" shall mean lawful currency of the United
      -------      -
States of America.

     "Domestic Lending Office" shall mean, with respect to each
      -----------------------
Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on Schedule 13.4 attached hereto and
                             -------------
made a part hereof or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

     "EBDIT" shall mean for any period the sum of consolidated
      -----
net earnings for the Borrower and its Subsidiaries (excluding for all purposes hereof all extraordinary items) plus each of the
                                             ----
following to the extent actually deducted in deriving net earnings: (a) depreciation and amortization expense; (b) interest expense; (c) federal and state income taxes; and (d) dividends charged against income on or with respect to Structured Securities, in each case before adjustment for extraordinary items, as shown in the financial statements of Borrower and its Subsidiaries referred to in Section 7.2 hereof (excluding for all purposes hereof all extraordinary items), and determined in accordance with GAAP.

     "Eligible Accounts Receivable" shall mean Accounts payable
      ----------------------------
within 30 days of the date of invoice thereof other than the following (determined without duplication):

     (a) Accounts which remain unpaid sixty (60) days after the original due date of the applicable invoice;

     (b) all Accounts owing by a single Account Debtor, including a currently scheduled Account, if five percent (5%) or more of the balance owing by such Account Debtor to the Borrower remains unpaid ninety (90) days after the original due date of the applicable invoice or invoices;

     (c) Accounts in excess of $10,000 each outstanding, with respect to which the Account Debtor has asserted a counterclaim, dispute, or other claim or defense;

     (d)   Accounts which are not payable in Dollars;

     (e)   Accounts with respect to which the Account Debtor has:
(i) applied for or consented to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of such Account Debtor or of all or a substantial part of its assets; (ii) filed a voluntary petition in bankruptcy, admitted in writing that it is unable to pay its debts as they become due, or generally has not paid its debts as they became due; (iii) made a general assignment for the benefit of creditors; (iv) filed a petition or answer to seek reorganization or an arrangement with creditors or to take advantage of any Debtor Laws; (v) filed an answer admitting the material allegations of or consenting to, or defaulted in answering, a petition filed against it in any bank-ruptcy, reorganization, or insolvency proceeding; (vi) taken cor-porate action for the purpose of effecting any of the foregoing;
(vii) had an involuntary petition
or complaint filed against it seeking bankruptcy or reorganiza-tion or the appointment of a receiver, custodian, trustee, inter-venor, or liquidator of it, or all or substantially all of its assets; or (viii) had an order, order for relief, judgment, or decree entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of it or appointing a receiver, custodian, trustee, intervenor or liquidator of it or of all or substan-tially all of its assets, provided, however, that Accounts that
                          --------  -------
are of the type described in this paragraph (e) but not excluded from Eligible Accounts Receivable by paragraphs (a) through (d) or (f) or (g) of this definition shall not be excludable from Eligible Accounts Receivable if and for so long as a cash deposit stands as security for the obligations of the Account Debtor pur-suant to Section 366 of the United States Bankruptcy Code or the Account is being paid currently and is entitled to administrative priority under Section 507(a) of the United States Bankruptcy Code (or similar provision of other Debtor Laws);

     (f)   Accounts payable by Affiliates of the Borrower;

     (g) Accounts with respect to which the Account Debtor is incorporated in, or primarily conducting business in, any juris-diction outside the United States of America;

provided, however, that Eligible Accounts Receivables do not -------- ------- include PGA Receivables.

     "Eligible Assignee" shall mean: (i) any Bank, or any
      -----------------
Affiliate of any Bank, or any institution 100% of the voting stock of which is directly, or indirectly owned by such Bank or by the immediate or remote parent of such Bank; or (ii) a com-mercial bank, a foreign branch of a United States commercial bank, a domestic branch of a foreign commercial bank or other financial institution having in each case assets in excess of $1,000,000,000.00.

     "Eligible Inventory" means Inventory other than the fol-
      ------------------
lowing (without duplication):

     (a) Inventory which the Agent determines, in the exercise of its reasonable discretion and in accordance with its customary business practices, to be unacceptable due to age, type, cate-gory, and/or quantity;

     (b) Inventory which is work in process or purchased for use with respect to a contract and with respect to which Borrower has billed, or is entitled to bill, an advance payment;

     (c) Inventory which is in transit in the United States of America and which is under the control and ownership of a Person other than Borrower;

     (d)   Inventory which is located outside of the United
States of America; and

     (e) Inventory which is not useable or saleable in the ordinary course of Borrower's business.

     "Eligible Marketing Accounts" shall mean, for any date of
      ---------------------------
determination of the Borrowing Base, any Accounts evidencing
Marketing Loans ("Marketing Accounts") other than the following
(determined without duplication):

     (a) Marketing Accounts which are past due by more than sixty (60) days;

     (b) all Marketing Accounts owing by a single Account Debtor, including a currently scheduled Marketing Account, if five percent (5%) or more of the balance owing by such Account Debtor to the Borrower is past due by more than ninety (90) days;

     (c) Marketing Accounts in excess of $10,000 each out-standing, with respect to which the Account Debtor has asserted a counterclaim, dispute, or other claim or defense;

     (d)   Marketing Accounts which are not payable in Dollars;

     (e) Marketing Accounts with respect to which the Account Debtor has: (i) applied for or consented to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of such Account Debtor or of all or a substantial part of its assets;
(ii) filed a voluntary petition in bankruptcy admitted in writing that it is unable to pay its debts as they become due, or generally has not paid its debts as they became due; (iii) made a general assignment for the benefit of creditors; (iv) filed a petition or answer to seek reorganization or an arrangement with creditors or to take advantage of any Debtor Laws; (v) filed an answer admitting the material allegations of or consenting to, or defaulted in answering, a petition filed against it in any bank-ruptcy, reorganization, or insolvency proceeding; (vi) taken cor-porate action for the purpose of effecting any of the foregoing;
(vii) had an involuntary petition or complaint filed against it seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor, or liquidator of it, or all or substantially all of its assets; or (viii) had an order, order for relief, judgment, or decree entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of it or appointing a receiver, custodian, trustee, intervenor or liquidator of it or of all or substantially all of its assets, provided, however,
                                           --------  -------
that Accounts that are of the type described in this paragraph
(e) but not excluded from Eligible Marketing Accounts paragraphs
(a) through (d) or (f) of this definition shall not be excludable from Eligible Marketing Accounts if and for so long as a cash deposit stands as security for the obligations of the Account Debtor pursuant to Section 366 of the United States Bankruptcy Code or the Account is being paid currently and is entitled to administrative priority under Section 507(a) of the United States Bankruptcy Code (or similar provision of other Debtor Laws); and

     (f) Marketing Accounts payable by Affiliates of the Borrower.

     "Eligible PGA Receivables" shall mean PGA Receivables that
      ------------------------
are classified as current receivables in accordance with GAAP, other than the following (determined without duplication):

     (a) PGA Receivables which remain unpaid sixty (60) days after the original date of the applicable invoice;

     (b) all PGA Receivables owing by a single Account Debtor, including a currently scheduled PGA Receivable, if five percent (5%) or more of the balance owing by such Account Debtor to the Borrower remains unpaid ninety (90) days after the original date of the applicable invoice or invoices;

     (c) PGA Receivables in excess of $10,000 each outstanding, with respect to which the Account Debtor has asserted a counter-claim, dispute, or other claim or defense;

     (d)   PGA Receivables which are not payable in Dollars;

     (e) PGA Receivables with respect to which the Account Debtor has: (i) applied for or consented to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of such Account Debtor or of all or a substantial part of its assets;
(ii) filed a voluntary petition in bankruptcy, admitted in writing that it is unable to pay its debts as they become due, or generally has not paid its debts as they became due; (iii) made a general assignment for the benefit of creditors; (iv) filed a petition or answer to seek reorganization or an arrangement with creditors or to take advantage of any Debtor Laws; (v) filed an answer admitting the material allegations of or consenting to, or defaulted in answering, a petition filed against it in any bank-ruptcy, reorganization, or insolvency proceeding; (vi) taken cor-porate action for the purpose of effecting any of the foregoing;
(vii) had an involuntary petition or complaint filed against it seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor, or liquidator of it, or all or substantially all of its assets; or (viii) had an order, order for relief, judgment, or decree entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of it or appointing a receiver, custodian, trustee, intervenor or liquidator of it or all or substantially all of its assets, provided, however, that
                                        --------  -------
PGA Receivables that are of the type described in this paragraph
(e) but not excluded from Eligible PGA Receivables by paragraphs
(a) through (d) or (f) or (g) of this definition shall not be excludable from Eligible PGA Receivables if and for so long as a cash deposit stands as security for the obligations of the Account Debtor pursuant to Section 366 of the United States Bank-ruptcy Code or the PGA Receivable is being paid currently and is entitled to administrative priority under Section 507(a) of the United States Bankruptcy Code (or similar provision of other Debtor Laws);

     (f)   PGA Receivables payable by Affiliates of the Borrower;
or

     (g)   PGA Receivables with respect to which the Account
Debtor is incorporated in, or primarily conducting business in, any jurisdiction outside the United States of America;

provided, however, that Eligible PGA Receivables do not include
--------  -------
Eligible Accounts Receivable.

     "Eligible Unbilled Accounts" shall mean, for any date of
      --------------------------
determination of the Borrowing Base, the dollar amount of gas sales by the Borrower to customers under supply contracts for which the Borrower has delivered the gas to the purchaser, but which has not been billed and has not become the subject of an account receivable and which the Borrower intends to bill on a current basis (and so accounts for such amount), which dollar amount has been determined in accordance with the applicable tariff, franchise or license agreement, less (without duplica-
                                        ----
tion):

     (a)   gas sales to Account Debtors for which five percent
(5%) or more of the balance of Accounts owing by such Account
Debtor to the Borrower remains unpaid ninety (90) days after the original date of the applicable invoice or invoices;

     (b) gas sales with respect to which the purchaser has: (i) applied for or consented to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of such purchaser or of all or a substantial part of its assets; (ii) filed a voluntary petition in bankruptcy, admitted in writing that it is unable to pay its debts as they become due, or generally has not paid its debts as they became due; (iii) made a general assign-ment for the benefit of creditors; (iv) filed a petition or answer to seek reorganization or an arrangement with creditors or to take advantage of any Debtor Laws; (v) filed an answer admitting the material allegations of or consenting to, or defaulted in answering, a petition filed against it in any bank-ruptcy, reorganization, or insolvency proceeding; (vi) taken cor-porate action for the purpose of effecting any of the foregoing; (vii) had an involuntary petition or complaint filed against it seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor, or liquidator of it, or all or substantially all of its assets; or (viii) had an order, order for relief judgment, or decree entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of it or appointing a receiver, custodian, trustee, intervenor or liquidator of it or of all or substantially all of its assets, provided, however, that gas
                                 --------  -------
sales that are of the type described in this paragraph (b) but not excluded from Eligible Unbilled Accounts by paragraphs (a) or
(c) through (e) of this definition shall not be excludable from Eligible Unbilled Accounts if and for so long as a cash deposit stands as security for the obligations of the Account Debtor pursuant to Section 366 of the United States Bankruptcy Code or the Unbilled Account is being paid currently and is entitled to administrative priority under Section 507(a) of the United States Bankruptcy Code (or similar provision of other Debtor Laws);

     (c) gas sales outside the U.S. or to Account Debtors whose Accounts are not payable in Dollars;

     (d)   gas sales that have not been billed within thirty-five
(35) days following the delivery of the gas to the purchaser; and

     (e)   gas sales to Affiliates of the Borrower.

     "Environmental Law" shall mean (a) the Comprehensive
      -----------------
Environmental Response, Compensation and Liability Act of 1980 (as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. Section 9601 et seq.), as amended from time to time, and any and all rules and regulations issued or promul-gated thereunder ("CERCLA"); (b) the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amend-ment of 1984, 42 U.S.C.A. Section 6901 et seq.), as amended from time to time, and any and all rules and regulations promulgated thereunder ("RCRA"); (c) the Clean Air Act, 42 U.S.C.A. Section 7401 et seq., as amended from time to time, and any and all rules and regulations promulgated thereunder; (d) the Clean Water Act of 1977, 33 U.S.C.A. Section 1251 et seq., as amended from time to time, and any and all rules and regulations promulgated there-under; (e) the Toxic Substances Control Act, 15 U.S.C.A. Section 2601 et seq., as amended from time to time, and any and all rules and regulations promulgated thereunder; or (f) any other federal or state law, statute, rule, or emulation enacted in connection with or relating to the protection or regulation of the environ-ment (including, without limitation, those laws, statutes, rules, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or trans-porting of Hazardous Materials) and any rules and regulations issued or promulgated in connection with any of the foregoing by any governmental authority, and "Environmental Laws" shall mean
                                 ------------------
each of the foregoing.

     "EPA" shall mean the Environmental Protection Agency, or any
      ---
successor organization.

     "ERISA" shall mean the Employee Retirement Income Security
      -----
Act of 1974, as amended from time to time, and all rules, regu-lations, rulings and interpretations thereof issued by the Inter-nal Revenue Service or the Department of Labor thereunder.

     "Eurocurrency Liabilities" shall have the meaning assigned
      ------------------------
to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Lending Office" shall mean, with respect to each
      -------------------------
Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule 13.4 attached here-
                                     -------------
to and made a part hereof (or, if no such office is specified, its Domestic Lending Office), or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

     "Eurodollar Rate" shall mean with respect to the applicable
      ---------------
Rate Period in effect for each Eurodollar Rate Loan, the sum of
(a) the quotient obtained by dividing (i) the annual rate of interest determined by the Agent, at or before 11:00 a.m. Houston time (or as soon thereafter as practicable), on the second Busi-ness Day prior to the first day of such Rate Period, to be the annual rate of interest at which deposits of Dollars are offered to the Agent by prime banks in whatever Eurodollar interbank mar-ket may be selected by the Agent in its sole discretion, acting in good faith, at the time of determination and in accordance with then existing practice in such market for delivery on the first day of such Rate Period in immediately available funds and having a maturity equal to such Rate Period in an amount sub-stantially equal to the amount of such Eurodollar Rate Loan by
(ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Rate Period, plus (b) an additional percent-
                                 ----
age per annum changing with the rating of the Borrower's Senior Funded Debt and determined in accordance with the following grid:

                                                      Additional
    Rating of the Borrower's Senior Funded Debt       Percentage
                                                      Per Annum
-----------------------------------------------------------------

Equal to or greater than A3 by Moody's Investor Ser-
vice, Inc. and equal to or greater than A- by           0.300%
           ---
Standard and Poor's Corporation

Baa1 by Moody's Investor Service, Inc. or BBB+ by       0.400%
                                       --
Standard and Poor's Corporation

Baa2 by Moody's Investor Service, Inc. or BBB by        0.450%
                                       --
Standard and Poor's Corporation

Baa3 by Moody's Investor Service, Inc. or BBB- by       0.500%
                                       --
Standard and Poor's Corporation

Equal to or less than Ba1 by Moody's Investor Ser-
vice, Inc. and equal to or less than BB+ by             1.000%
           ---
Standard and Poor's Corporation

     "Eurodollar Rate Loan" shall mean any Loan that bears
      --------------------
interest at the Eurodollar Rate.

     "Eurodollar Rate Reserve Percentage" of the Agent for any
      ----------------------------------
Rate Period for any Eurodollar Rate Loan shall mean the reserve percentage applicable during such Rate Period (or if more than one such percentages shall be so applicable, the daily average of such percentages for those days in such Rate Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental, or other marginal reserve requirement) for member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Rate Period.

     "Event of Default" shall mean any of the events specified in
      ----------------
Section 11, provided that there has been satisfied any require-
            -------- ----
ment in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "Expiration Date" shall mean the last day of a Rate Period.
      ---------------

     "Facility Letter(s) of Credit" shall mean, in the singular
      ----------------------------
form, any Standby Letter of Credit issued by an Issuing Bank for the account of the Borrower pursuant to Section 3 and, in the plural form, all such Standby Letters of Credit issued for the account of the Borrower.

     "Facility Letter of Credit Fee Percentage" shall mean a fee
      ----------------------------------------
expressed as a percent per annum for all periods equal to a per-centage per annum changing with the rating of the Borrower's Senior Funded Debt and determined in accordance with the fol-lowing grid:

                                                       Additional
     Rating of the Borrower's Senior Funded Debt       Percentage
                                                       Per Annum

-----------------------------------------------------------------

Equal to or greater than A3 by Moody's Investor Ser-
vice, Inc. and equal to or greater than A- by            0.300%
           ---
Standard and Poor's Corporation

Baa1 by Moody's Investor Service, Inc. or BBB+ by        0.400%
                                       --
Standard and Poor's Corporation

Baa2 by Moody's Investor Service, Inc. or BBB by         0.450%
                                       --
Standard and Poor's Corporation

Baa3 by Moody's Investor Service, Inc. or BBB- by        0.500%
                                       --
Standard and Poor's Corporation

Equal to or less than Ba1 by Moody's Investor Ser-       1.000%
vice, Inc. and equal to or less than BB+ by
           ---
Standard and Poor's Corporation

     "Facility Letter of Credit Obligations" shall mean, at any
      -------------------------------------
particular time, the sum of (a) the Reimbursement Obligations, plus (b) the aggregate undrawn face amount of all outstanding
----
Facility Letters of Credit, in each case as determined by the Agent.

     "Federal Funds Rate" shall mean, for any period, a fluct-
      ------------------
uating interest rate per annum equal for each day during such period to the weighted average of the rates (rounded to the nearest 1/100 of 1%) on overnight federal fund transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from Fulton Prebon and Garvin Guy Butler or two other federal funds brokers of recognized standing selected by the Agent.

     "Funded Debt" means all Debt of a Person which matures more
      -----------
than one year from the date of creation or matures within one year from such date but is renewable or extendible, at the option of such Person, by its terms or by the terms of any instrument or agreement relating thereto, to a date more than one year from such date or arises under a revolving credit or similar agreement which obligates Banks to extend credit during a period of more than one year from such date, including, without limitation, all amounts of any Funded Debt required to be paid or prepaid within one year from the date of determination of the existence of any such Funded Debt.

     "GAAP" shall mean generally accepted accounting principles,
      ----
applicable to the circumstances as of the date of determination, applied consistently with such principles as applied in the preparation of the Borrowers audited financial statements referred to in Section 7.2.

     "General Intangibles" shall mean all of the Borrower's con-
      -------------------
tract rights now existing or hereafter acquired, arising or created under contracts or arrangements for the purchase, sale, storage or transportation of gas or other Inventory.

     "Governmental Authority" shall mean any (domestic or
      ----------------------
foreign) federal, state, county, municipal, parish, provincial, or other government, or any department, commission, board, court, agency (including, without limitation, the EPA), or any other instrumentality of any of them or any other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of, or per-taining to, government, including, without limitation, any arbi-tration panel, any court, or any commission.

     "Governmental Requirement" means any Order, Permit, law,
      ------------------------
statute (including, without limitation, any Environmental Pro-tection Statute), code, ordinance, rule, regulation, certificate, or other direction or requirement of any Governmental Authority.

     "Guaranty" means, with respect to any Person, any obliga-
      --------
tion, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of another Person, including, without limitation, by means of an agreement to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to maintain financial covenants, or to assure the payment of such Debt by an agreement to make payments in respect of goods or services regardless of whether delivered or to purchase or acquire the Debt of another, or otherwise, provided that the term "Guaranty" shall not include endorsements for deposit or collec-tion in the ordinary course of business.

     "Hazardous Materials" shall mean any substance which, pursu-
      -------------------
ant to any Environmental Laws, requires special handling in its collection, use, storage, treatment or disposal, including but not limited to any of the following: (a) any "hazardous waste" as defined by RCRA; (b) any "hazardous substance" as defined by CERCLA; (c) asbestos; (d) polychlorinated biphenyls; (e) any flammables, explosives or radioactive materials; and (f) any substance, the presence of which on any of the Borrower's or any Subsidiary's properties is prohibited by any Governmental Authority.

     "Highest Lawful Rate" shall mean, with respect to each Bank,
      -------------------
the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Notes or on other amounts, if any, due to such Bank pursuant to this Agreement, under laws applicable to such Bank which are presently in effect, or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Indemnified Parties" shall have the meaning set forth in
      -------------------
Section 13.16.

     "Interest Payment Date" shall mean (a) as to any Eurodollar
      ---------------------
Rate Loan in which the Rate Period with respect thereto is not greater than three (3) months, the date on which such Rate Period ends; (b) as to any Eurodollar Rate Loan in which the Rate Period with respect thereto is greater than three (3) months, the date on which the third month of such Rate Period ends, and the date on which each such Rate Period ends; (c) as to any Alternate Base Rate Loan or any CD Rate Loan in which the Rate Period with respect thereto is not greater than ninety (90) days, the date on which such Rate Period ends; (d) as to any CD Rate Loan in which the Rate Period with respect thereto is greater than ninety (90) days, the ninetieth (90th) day of such Rate Period, and the date on which each such Rate Period ends; and (e) as to all Loans, such time as the principal of and interest on the Notes shall have been paid in full.

     "Inventory" means, with respect to Borrower or any Subsidi-
      ---------
ary, all of such Person's now owned or hereafter acquired or created inventory in all of its forms and of every nature, wherever located, whether acquired by purchase, merger, or otherwise, and all raw materials, work in process therefor and finished goods thereof, and all supplies, materials, and products of every nature and description used, usable, or consumed in connection with the manufacture, packing, shipping, advertising, selling, leasing, furnishing, or production of such goods, and shall include, in any event, all "inventory" (within the meaning of such term in the Uniform Commercial Code in effect in any applicable jurisdiction), whether in mass or joint, or other interest or right of any kind in goods which are returned to, repossessed by, or stopped in transit by such Person, and all accessions to any of the foregoing and all products of any of the foregoing.

     "Investment" of any Person means any investment so classi-
      ----------
fied under GAAP, and, whether or not so classified, includes (a) any direct or indirect loan advance made by it to any other Per-son; (b) any direct or indirect Guaranty for the benefit of such Person; (c) any capital contribution to any other Person; and (d) any ownership or similar interest in any other Person; and the amount of any Investment shall be the original principal or capital amount thereof (plus any subsequent principal or capital
                        ----
amount) minus all cash returns of principal or capital thereof.
        -----

     "Issuing Bank" shall mean (a) Banks and/or Affiliates of
      ------------
Banks listed on the signature pages of this Agreement attached hereto and made a part hereof, or (b) any Bank or any Affiliate not listed on the signature pages of this Agreement in the event that such Bank or such Affiliate agrees, in its sole discretion at the request of the Borrower, and on the terms and conditions mutually acceptable to such Bank or such Affiliate, as the case may be, to become an Issuing Bank for the purpose of issuing one or more Facility Letters of Credit pursuant to Section 3. When a Bank is referred to as an Issuing Bank under this Agreement, such reference to such Bank shall be interpreted to refer to such Bank solely in its capacity as an Issuing Bank.

     "L/C Subfacility" shall mean that portion of the Commitments
      ---------------
equal to $25,000,000.00.

     "Letter(s) of Credit" shall mean, in the singular form, any
      -------------------
letter of credit issued by any Person for the account of the Borrower and, in the plural form, all such letters of credit issued by any Person for the account of the Borrower.

     "Letter of Credit Commitment" shall mean, with respect to
      ---------------------------
each Issuing Bank, such Issuing Bank's commitment to issue
Facility Letters of Credit.

     "Letter of Credit Reimbursement Agreement" shall mean, with
      ----------------------------------------
respect to a Facility Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as the Issuing Bank from which the Facility Letter of Credit is requested may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may be agreed upon by such Issuing Bank and the account party and as are not materially adverse to the interests of any Bank; provided, however, in the event of any
                       --------  -------
conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall control; and provided, further, that any grant or purported grant
             --------  -------
of a security interest in favor of the Issuing Bank contained in any Letter of Credit Reimbursement Agreement shall be void.

     "Lien" shall mean any mortgage, deed of trust, pledge,
      ----
security interest, encumbrance, lien (including without limita-tion, any such interest arising under any Environmental Law), or similar charge of any kind (including without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature there-
of), or the interest of the lessor under any Capital Lease.

     "Loan" or "Loans" shall mean a loan or loans, respectively,
      ----     -----
from the Banks to the Borrower made under Section 2.1.

     "Loan Document" shall mean this Agreement, any Note, or any
      -------------
other document, agreement or instrument now or hereafter executed and delivered by the Borrower or any other Person in connection with any of the transactions contemplated by any of the fore-going, as any of the foregoing may hereafter be amended, modi-fied, or supplemented, and "Loan Documents" shall mean,
                            --------------
collectively, each of the foregoing.

     "Majority Bank" shall mean at any time Banks holding at
      -------------
least 66-2/3% of the unpaid principal amounts outstanding under the Notes, or, if no such amounts are outstanding, 66-2/3% of the Pro Rata Percentages.

     "Marketing Loans" shall mean those loans or advances
      ---------------
described in and permitted by Section 10.4(e).

     "Material Adverse Effect" shall mean any material adverse
      -----------------------
effect on (a) the financial condition, business, properties, assets, prospects or operations of the Borrower and its Subsidi-aries taken as a whole, or (b) the ability of the Borrower to perform its obligations under this Agreement, any Note or any other Loan Document on a timely basis.

     "Maturity Date" shall mean June 30, 2001, as modified pursu-
      -------------
ant to the provisions of Section 2.4 hereof.

     "Non-Facility Letter of Credit" shall mean any Letter of
      -----------------------------
Credit which is not a Facility Letter of Credit.

     "Note" or "Notes" shall mean a promissory note or notes,
      ----     -----
respectively, of the Borrower, executed and delivered under this Agreement.

     "Notice of Borrowing" shall have the meaning set forth in
      -------------------
Section 2.1(c).

     "Obligations" shall mean (a) all obligations of the Borrower
      -----------
to the Bank under this Agreement, the Notes and all other Loan Documents to which it is a party; (b) all Reimbursement Obliga-tions; and (c) any other obligations of the Borrower with respect to a Facility Letter of Credit.

     "Officer's Certificate" shall mean a certificate signed in
      ---------------------
the name of the Borrower or a Subsidiary, as the case may be, by either its President, one of its Vice Presidents, its Treasurer, its Secretary, or one of its Assistant Treasurers or Assistant Secretaries.

     "Person" shall mean an individual, partnership, joint ven-
      ------
ture, corporation, joint stock company, bank, trust, unincorpo-rated organization and/or a government or any department or agency thereof.

     "PGA Receivables" shall mean, with respect to any Accounts
      ---------------
arising under any tariff or franchise agreement that permits the Borrower to recover from customers substantially all of the amount by which the cost of gas purchases exceeds the amount cur-rently billed to customers for delivery of such gas, the portion of such Accounts that has been billed to customers for the delivery of gas representing the Borrowers recovery of the excess cost of gas over the amount otherwise currently billed to such customer.

     "Plan" shall mean any plan subject to Title IV of ERISA and
      ----
maintained for employees of the Borrower or of any member of a "controlled group of corporations," as such term is defined in the Code, of which the Borrower or any Subsidiary is a member, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of its employees.

     "Prime Rate" shall mean, on any day, the rate determined by
      ----------
the Agent as being its prime rate for that day. Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said Prime Rate shall fluctuate, with each such change to be effective as of the date of each change in such Prime Rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent may make commercial or other loans at rates of interest at, above or below the Prime Rate.

     "Pro-Rata Percentage" shall mean with respect to any Bank, a
      -------------------
fraction (expressed as a percentage), the numerator of which shall be the amount of such Bank's Commitment and the denominator of which shall be the aggregate amount of all the Commitments of the Banks, as adjusted from time to time in accordance with
Section 4.6.

     "Property" shall mean any interest or right in any kind of
      --------
property or asset, whether real, personal, or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.


     "Qualifying Assets" shall mean (i) equity interests owned
      -----------------
one hundred percent (100%) by the Borrower in entities engaged primarily in the business of natural gas transportation and local distribution and propane sales and distribution (including, with-out limitation, the promotion or marketing and sale of compressed natural gas and liquefied natural gas) (singly, a "Qualified Entity," collectively, "Qualified Entities"), or productive assets used in such businesses; provided, however, that as to any
                         --------  -------
related group of such Assets acquired for a purchase price of more than Forty Million Dollars ($40,000,000.00) (including the amount of any Debt assumed or deemed incurred in connection with such acquisition), the Majority Banks shall have delivered to the Borrower their prior written consent; and (ii) equity interests of less than one hundred percent (100%) owned by the Borrower in one or more Qualifying Entities, provided that at any one time the amount of the Borrower's investment in Qualifying Assets described in clause (ii) (measured by the aggregate purchase price paid therefor) does not exceed $30,000,000.00 (including the amount of Debt assumed or deemed incurred by Borrower in connection with such acquisition).

     "Rate Period" shall mean the period of time for which the
      -----------
Alternate Base Rate, the Eurodollar Rate or the CD Rate shall be in effect as to any Alternate Base Rate Loan, Eurodollar Rate Loan or CD Rate Loan, as the case may be, commencing with the Borrowing Date or the Expiration Date of the immediately pre-ceding Rate Period, as the case may be, applicable to and ending on the effective date of any reborrowing made as provided in
Section 2.2(a) as the Borrower may specify in the related Notice of Borrowing subject, however, to the early termination provi-sions of the second sentence of Section 2.3(b) relating to any Eurodollar Rate Loan; provided, however, that any Rate Period
                      --------  -------
that would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Rate Period shall end on the next preceding Business Day. For any Alternate Base Rate Loan, the Rate Period shall be 90 days; for any Eurodollar Rate Loan the Rate Period may be 15 days, 1, 2, 3, or 6 months; and for any CD Rate Loan the Rate Period may be 30, 60, 90, or 180 days, in each case as specified in the applicable Notice of Borrowing, subject to the provisions of Sections 2.2 and 2.3.

     "Reimbursement Obligations" shall mean the reimbursement or
      -------------------------
repayment obligations of the Borrower to Issuing Banks pursuant to this Agreement or the applicable Letter of Credit Reimburse-ment Agreement with respect to Facility Letters of Credit issued for the account of the Borrower.

     "Release" shall mean a "release", as such term is defined in
      -------
CERCLA.

     "Restricted Payment" shall mean the Borrower's declaration
      ------------------
or payment of any dividend on, or purchase or agreement to pur-chase any of, or making of any other distribution with respect to, any of its capital stock, except any such dividend, purchase or distribution consisting solely of capital stock of the Bor-rower, and except any dividend or interest paid on or with respect to the Borrower's Structured Securities to the extent that such amounts are included in Cash Interest Expense.

     "Securities Act" shall have the meaning set forth in Section
      --------------
13.1.

     "Senior Funded Debt" shall mean Funded Debt of the Borrower
      ------------------
excluding Debt that is contractually subordinated in right of payment to any other Debt.

     "Senior Notes" means Borrower's senior notes due or maturing
      ------------
no earlier than September 30, 1998, as such Senior Notes may be amended, modified, or supplemented from time to time in accordance with the terms of this Agreement; and "Senior Note"
                                                  -----------
means each such note individually.

     "Short-Term Credit Facility" means that certain
      --------------------------
$40,000,000.00 credit facility provided to the Borrower by the Banks, as evidenced and governed by the Short-Term Credit
Facility Agreement.

     "Short-Term Credit Facility Agreement" means that certain
      ------------------------------------
Revolving Credit Agreement of even effective date herewith, executed by and among the Borrower, the Banks, and the Agent in connection with the Short-Term Credit Facility, as the same may be amended, modified, supplemented, or restated from time to time.

     "Short-Term Credit Facility Notes" means the promissory
      --------------------------------
notes of the Borrower executed and delivered under the Short-Term
Credit Facility Agreement.

     "Significant Property" shall mean at any time property or
      --------------------
assets of the Borrower or any Subsidiary having a book value (net of accumulated depreciation taken in accordance with GAAP) of at least $1,000,000.00 or that contributed (or is an integrated physical portion of an assemblage of assets that contributed) at least 5% of the gross income of the owner thereof for the fiscal quarter most recently ended.

     "Southern Union Trust" means any of those certain Delaware
      --------------------
business trusts organized for the sole purpose of purchasing Subordinated Debt Securities constituting a portion of, and described in the definition of, Structured Securities and issuing the Preferred Securities and Common Securities also constituting a portion of, and described in the definition of, Structured Securities, and having no assets other than the Borrower's Subordinated Debt Securities, the Guaranties (as described in the definition of Structured Securities) and the proceeds thereof. Southern Union Trusts shall be considered to be Subsidiaries for purposes hereof so long as their affairs are consolidated under GAAP and for federal income tax purposes with the affairs of the Borrower.

     "Standby Letter of Credit" shall mean any standby letter of
      ------------------------
credit issued to support obligations (contingent or otherwise) of the Borrower.

     "Structured Securities" shall mean collectively the Subordi-
      ---------------------
nated Debt Securities, the Guaranties, the Common Securities and the Preferred Securities of the Southern Union Trusts, all as described and defined in the Registration Statement on Form S-3 filed by the Borrower with the Securities and Exchange Commission on March 25, 1995. For all purposes of this Agreement, the amounts payable by Southern Union Trusts under the Preferred Securities and Common Securities and the amounts payable by the Borrower under the Subordinated Debt Securities or the Guaranties shall be treated without duplication, it being recognized that the amounts payable by Southern Union Trusts are funded with pay-ments made or to be made by the Borrower to Southern Union Trusts and are also guaranteed by the Borrower under the Guaranties described in the S-3 mentioned above.

     "Subsidiary" or "Subsidiaries" shall mean any corporation or
      ----------     ------------
corporations organized under the laws of any state of the United States of America, Canada, or any province of Canada, which conduct(s) the major portion of business in the United States of America or Canada and of which not less than 50% of the voting stock of every class (except for directors' qualifying shares), at the time as of which any determination is being made, is owned by the Borrower either directly or indirectly through other Subsidiaries.

     "Type" shall mean, with respect to any Loan, any Alternate
      ----
Base Rate Loan, any Eurodollar Rate Loan or any CD Rate Loan.

     "Unused L/C Subfacility" shall mean, at any time, the
      ----------------------
amount, if any, by which the L/C Subfacility then in effect exceeds the aggregate outstanding amount of all Facility Letter of Credit Obligations.


2.   THE LOANS

     2.1  The Loans

          (a) Subject to the terms and conditions and relying upon the representations and warranties of the Borrower herein set forth, each Bank severally agrees to make Loans to the Bor-rower on any one or more Business Days prior to the Maturity Date, up to an aggregate principal amount of Loans not exceeding at any time outstanding: (i) the lesser of (A) the amount set opposite such Banks name on the signature pages hereof (such Bank's "Commitment"), and (B) such Bank's Pro Rata Percentage of the Borrowing Base; minus (ii) such Bank's Pro Rata Percentage of
                    -----
the Facility Letter of Credit Obligations. Within such limits and during such period and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow here-under.

          (b) The Borrower shall execute and deliver to the Agent for each Bank to evidence the Loans made by each Bank under such Bank's Commitment, a Note, which shall be: (i) dated the date of the initial Loan; (ii) in the principal amount of such Bank's maximum Commitment; (iii) in substantially the form attached hereto as Exhibit A, with blanks appropriately filled;
                   ---------
(iv) payable to the order of such Bank on the Maturity Date; and
(v) subject to acceleration upon the occurrence of an Event of Default. Each Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate per annum determined as specified in Sections 2.2(a), 2.2(b), 2.3(b) and 2.3(c), payable on each Interest Payment Date and at maturity, commencing with the first Interest Payment Date fol-lowing the date of each Note.

          (c) Each Loan shall be: (i) in the case of any Euro-dollar Rate Loan, in an amount of not less than $1,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof; (ii) in the case of any CD Rate Loan, in an amount of not less than $1,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof; or (iii) in the case of any Alternate Base Rate Loan, in an amount of not less than $500,000.00 or an integral multiple of $100,000.00 in excess thereof and, at the option of the Borrower, any borrowing under this Section 2.1(c) may be comprised of two or more such Loans bearing different rates of interest. Each such borrowing shall be made upon prior notice from the Borrower to the Agent in the form attached hereto as Exhibit B (the
                                            ---------
"Notice of Borrowing") delivered to the Agent not later than 11:00 am (Houston time): (i) on the third Business Day prior to the Borrowing Date, if such borrowing consists of Eurodollar Rate Loans; (ii) on the Business Day prior to the Borrowing Date, if such borrowing consists of CD Rate Loans; and (iii) on the Borrowing Date, if such borrowing consists of Alternate Base Rate Loans. Each Notice of Borrowing shall be irrevocable and shall specify: (i) the amount of the proposed borrowing and of each Loan comprising a part thereof;
(ii) the Borrowing Date; (iii) the rate of interest that each such Loan shall bear; (iv) the Rate Period with respect to each such Loan and the Expiration Date of each such Rate Period; and
(v) the demand deposit account of the Borrower at Chase Bank of Texas, National Association into which the proceeds of the borrowing are to be deposited by the Agent. The Borrower may give the Agent telephonic notice by the required time of any proposed borrowing under this Section 2.1(c); provided that such
                                              -------- ----
telephonic notice shall be confirmed in writing by delivery to the Agent promptly (but in no event later than the Borrowing Date relating to any such borrowing) of a Notice of Borrowing.
Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent believes in good faith to have been given by the Borrower, or for otherwise acting in good faith under this
Section 2.1(c).

          (d) In the case of a proposed borrowing comprised of CD Rate Loans or Eurodollar Rate Loans, the Agent shall promptly notify each Bank of the applicable interest rate under Section
2.2. Each Bank shall, before 11:00 am (Houston time) on the Borrowing Date, make available for the account of its Applicable Lending Office to the Agent at the Agent's address set forth in
Section 13.4, in same day funds, its Pro Rata Percentage of such borrowing. After the Agent's receipt of such funds and upon ful-fillment of the applicable conditions set forth in Section 8, on the Borrowing Date, the Agent shall make the borrowing available to the Borrower at its Applicable Lending Office in immediately available funds. Each Bank shall post on a schedule attached to its Note(s): (i) the date and principal amount of each Loan made under such Note; (ii) the rate of interest each such Loan will bear; and (iii) each payment of principal thereon; provided,
                                                   --------
however, that any failure of such Bank so to mark such Note shall
-------
not affect the Borrower's obligations thereunder; and provided
                                                      --------
further that such Bank's records as to such matters shall be
-------
controlling whether or not such Bank has so marked such Note.
Any deposit to the Borrower's demand deposit account by the Agent or by Chase Bank of Texas, National Association (of funds received from the Agent) pursuant to a request (whether written or oral) believed by the Agent or by Chase Bank of Texas, National Association to be an authorized request by the Borrower for a Loan hereunder shall be deemed to be a Loan hereunder for all purposes with the same effect as if the Borrower had in fact requested the Agent to make such Loan.

          (e) Unless the Agent shall have received notice from a Bank prior to the date of any borrowing that such Bank will not make available to the Agent such Bank's Pro Rata Percentage of such borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such borrowing in accordance with this Section 2.1 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Pro Rata Percentage available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, (i) in the case of the Borrower, at the interest rate applicable at the time to the Loans comprising such borrowing, and (ii) in the case of such Bank, at the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan as part of such borrowing for purposes of this Agreement.

          (f) The failure of any Bank to make the Loan to be made by it as part of any borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing.

     2.2  Interest Rate Determination

          (a) Except as specified in Sections 2.3(b) and 2.3(c), the Loans shall bear interest on the unpaid principal amount thereof from time to time outstanding, until maturity, at a rate per annum (calculated based on a year of 360 days in the case of the Eurodollar Rate, the CD Rate or the Alternate Base Rate based on the Federal Funds Rate or the Average CD Rate and a year of 365 or 366 days, as the case may be, in the case of the Alternate Base Rate based on the Prime Rate) equal to the lesser of (A) the rate specified in the Notice of Borrowing with respect thereto or (B) the Highest Lawful Rate from the first day to, but not including, the Expiration Date of the Rate Period then in effect with respect thereto.

          (b) Any amount of principal or interest that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest at a rate per annum equal to the lesser of (i) five percent (5%) above the Alternate Base Rate in effect from time to time or (ii) the Highest Lawful Rate.

     2.3  Additional Interest Rate Provisions

          (a) The Note may be held by each Bank for the account of its respective Domestic Lending Office or its respective Euro-dollar Lending Office, and may be transferred from one to the other from time to time as each Bank may determine.

          (b) If the Borrower shall have chosen the Eurodollar Rate in a Notice of Borrowing and prior to the Borrowing Date, any Bank in good faith determines (which determination shall be conclusive) that (i) deposits in Dollars in the principal amount of such Eurodollar Rate Loan are not being offered to the EUro-dollar Lending Office of such Bank in the Eurodollar interbank market selected by such Bank in its sole discretion in good faith or (ii) adequate and reasonable means do not exist for ascer-taining the chosen Eurodollar Rate in respect of such Eurodollar Rate Loan or (iii) the Eurodollar Rate for any Rate Period for such Eurodollar Rate Loan will not adequately reflect the cost to such Bank of making such Eurodollar Rate Loan for such Rate Period, then such Bank will so notify the Borrower and the Agent and such Eurodollar Rate shall not become effective as to such Eurodollar Rate Loan on such Borrowing Date or at any time there-after until such time thereafter as the Borrower receives notice from the Agent that the circumstances giving rise to such deter-mination no longer apply.

          (c) Anything in this Agreement to the contrary not-withstanding, if at any time any Bank in good faith determines (which determination shall be conclusive) that the introduction of or any change in any applicable law, rule or regulation or any change in the interpretation or administration thereof by any governmental or other regulatory authority charged with the interpretation or administration thereof shall make it unlawful for the Bank (or the Eurodollar Lending Office of such Bank) to maintain or fund any Eurodollar Rate Loan, such Bank shall give notice thereof to the Borrower and the Agent. With respect to any Eurodollar Rate Loan which is outstanding when such Bank so notifies the Borrower, upon such date as shall be specified in such notice the Rate Period shall end and the lesser of (i) the Alter-nate Base Rate or (ii) the Highest Lawful Rate shall commence to apply in lieu of the Eurodollar Rate in respect of such Euro-dollar Rate Loan and shall continue to apply unless and until the Borrower changes the rate as provided in Section 2.2(a). No more than five (5) Business Days after such specified date, the Bor-rower shall pay to such Bank (x) accrued and unpaid interest on such Eurodollar Rate Loan at the Eurodollar Rate in effect at the time of such notice to but not including such specified date plus
                                                             ----
(y) such amount or amounts (to the extent that such amount or amounts would not be usurious under applicable law) as may be necessary to compensate such Bank for any direct or indirect costs and losses incurred by it (to the extent that such amounts have not been included in the Additional Costs in calculating such Eurodollar Rate), but otherwise without penalty. If notice has been given by such Bank pursuant to the foregoing provisions of this Section 2.3(c), then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, such Eurodollar Rate shall not again apply to such Loan or any other Loan and the obligation of such Bank to con-tinue any Eurodollar Rate Loan as a Eurodollar Rate Loan shall be suspended. Any such claim by such Bank for compensation under clause (y) above shall be accompanied by a certificate setting forth the computation upon which such claim is based, and such certificate shall be conclusive and binding for all purposes, absent manifest error.

          (d) THE BORROWER WILL INDEMNIFY EACH BANK AGAINST, AND REIMBURSE EACH BANK ON DEMAND FOR, ANY LOSS (INCLUDING LOSS OF REASONABLY ANTICIPATED PROFITS DETERMINED USING REASONABLE ATTRIBUTION AND ALLOCATION METHODS), OR REASONABLE COST OR EXPENSE INCURRED OR SUSTAINED BY SUCH BANK (INCLUDING WITHOUT LIMITATION, ANY LOSS OR EXPENSE INCURRED BY REASON OF THE LIMITA-TION OR REEMPLOYMENT OF DEPOSITS OR OTHER FUNDS ACQUIRED BY SUCH BANK TO FUND OR MAINTAIN ANY EURODOLLAR RATE LOAN OR CD RATE
LOAN) AS A RESULT OF (i) ANY ADDITIONAL COSTS INCURRED BY SUCH BANK; (ii) ANY PAYMENT OR REPAYMENT (WHETHER AUTHORIZED OR REQUIRED HEREUNDER OR OTHERWISE) OF ALL OR A PORTION OF ANY LOAN ON A DAY OTHER THAN THE EXPIRATION DATE OF A RATE PERIOD FOR SUCH LOAN; (iii) ANY PAYMENT OR PREPAYMENT (WHETHER REQUIRED HEREUNDER OR OTHERWISE) OF ANY LOAN MADE AFTER THE DELIVERY OF A NOTICE OF BORROWING BUT BEFORE THE APPLICABLE BORROWING DATE IF SUCH PAY-MENT OR PREPAYMENT PREVENTS THE PROPOSED BORROWING FROM BECOMING FULLY EFFECTIVE; OR (iv) AFTER RECEIPT BY THE AGENT OF A NOTICE OF BORROWING, THE FAILURE OF ANY LOAN TO BE MADE OR EFFECTED BY SUCH BANK DUE TO ANY CONDITION PRECEDENT TO A BORROWING NOT BEING SATISFIED BY THE BORROWER OR DUE TO ANY OTHER ACTION OR INACTION OF THE BORROWER. ANY BANK DEMANDING PAYMENT UNDER THIS SECTION 2.3(d) SHALL DELIVER TO THE BORROWER AND THE AGENT A STATEMENT REASONABLY SETTING FORTH THE AMOUNT AND MANNER OF DETERMINING SUCH LOSS, COST OR EXPENSE. THE FACTS SET FORTH IN SUCH STATEMENT SHALL BE CONCLUSIVE AND BINDING FOR ALL PURPOSES, ABSENT MANIFEST ERROR.

          (e)   (i)   If, after the date of this Agreement, any
Bank shall have determined that the adoption of any applicable law, rule, guideline, interpretation or regulation regarding capital adequacy, or any change therein, or any change in the interpreta-tion or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder and under similar lending arrangements to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material then the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                (ii) A certificate of such Bank setting forth such amount or amounts as shall be necessary to compensate such Bank as specified in subparagraph (i) above shall be delivered as soon as practicable to the Borrower (with a copy thereof to the agent) and to the extent determined in accordance with subpara-graph (i) above shall be conclusive and binding, absent manifest error. The Borrower shall pay such Bank the amount shown as due on any such certificate within fifteen (15) days after such Bank delivers such certificate. In preparing such certificate, such Bank may employ such assumptions and allocations (consistently applied with respect to advances made by such Bank or commitments by such Bank to make advances) of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method (consistently applied with respect to advances made by such Bank or commitments by such Bank to make advances).

          (f) In calculating the CD Rate, the Eurodollar Rate, the Commitment Fee, and the Facility Letter of Credit Fee Per-centage and notwithstanding provisions in the definitions of such terms to the contrary, in the event that the Borrower has a Standard & Poor's rating greater than or equal to A- or a Moody's rating greater than or equal to A3, the Borrower shall be entitled to use the higher of the Standard & Poor's or Moody's ratings to determine the additional component of pricing from the grids set forth in the definition of Alternate Base Rate, CD Rate, Eurodollar Rate, Commitment Fee and Facility Letter of Credit Fee Percentage.

     2.4   Extension of Maturity Date.  On a Business Day no less
           --------------------------
than sixty (60) and no more than ninety (90) days prior to June 30, 1999, and during such period in each year thereafter during which this Agreement is in effect, the Borrower may elect to notify the Agent, in writing, of its request for an extension of the maturity date of each Banks Commitment (on the terms and conditions set forth herein) for a period of up to one (1) year from the date of the then current Maturity Date. Promptly after receipt of such request, the Agent shall notify the Banks of such request. Each Bank shall notify the Agent in writing of its con-sent to, or rejection of, such request on or prior to May 15 of each such year. In the event that any Bank fails to so notify the Agent, that request shall be deemed to have been rejected by such Bank. The Commitments shall be extended hereunder only upon the consent of each Bank, whereupon the Maturity Date of each Note shall be deemed to be extended to the agreed date of exten-sion, but in no event later than the date which is one (1) year after the date of the Maturity Date in effect prior to such extension. In the event of the renewal and extension of the Commitments and the maturity date of the Notes pursuant to this
Section 2.4, the terms and conditions of this Agreement will apply during such renewal and extension period and, from and after the date of such extension, the term "Maturity Date" shall mean such date as so renewed and extended.

3.   LETTERS OF CREDIT

     3.1   Obligation to Issue.  Subject to the terms and condi-
           -------------------
tions of this Agreement, and in reliance upon the representations and warranties of the Borrower set forth herein or in any other Loan Document, each Issuing Bank hereby severally agrees to issue, from time to time during the period commencing on the Closing Date and ending on the Business Day immediately prior to the Maturity Date, for the account of the Borrower through such of the Issuing Bank's branches as it and the Borrower may jointly agree, one or more Facility Letters of Credit in accordance with this Section 3. Notwithstanding the foregoing, no Issuing Bank shall have any obligation to issue, and shall not issue, any Facility Letter of Credit at any time if:

          (a) the aggregate undrawn face amount of Facility Letters of Credit theretofore issued by such Issuing Bank, after giving effect to all requested but unissued Facility Letters of Credit, exceeds any limit imposed by law or regulation upon such Issuing Bank;

          (b) after taking into account the face amount of the requested Facility Letter of Credit the aggregate principal amount of Facility Letter of Credit Obligations with respect to Facility Letters of Credit issued by such Issuing Bank for the account of the Borrower (which amount shall be calculated without giving effect to the participation of the Banks pursuant to
Section 3.5) would exceed such Issuing Bank's Letter of Credit
Commitment;

          (c) immediately after giving effect to the issuance of such Facility Letter of Credit, the aggregate Facility Letter of Credit Obligations would exceed the L/C Subfacility;

          (d) immediately after giving effect to the issuance of such Facility Letter of Credit, the aggregate of outstanding
Loans, would exceed the Banks' aggregate Commitments; or

          (e)   such Facility Letter of Credit has an expiry date
(i) more than one year after the date of issuance; or (ii) after the Business Day immediately preceding the Maturity Date.

     3.2   Conditions.  The obligation of an Issuing Bank to
           ----------
issue any Facility Letter of Credit, and of each Bank to partici-pate therein as provided in Section 3.5 is subject to the satis-faction in full of the applicable conditions precedent set forth in Section 8 and each of the following conditions:

          (a) the Borrower shall have delivered to the Issuing Bank, at such times and in such manner as such Issuing Bank may prescribe, a Letter of Credit application, a Letter of Credit Reimbursement Agreement, and such other documents and materials as may be required pursuant to the terms thereof;

          (b) the terms of the proposed Facility Letter of Credit shall not be inconsistent with any term or provision of this Agreement and otherwise shall be satisfactory to such Issuing Bank; and

          (c) as of the date of issuance of such Facility Letter of Credit, no order, judgment, or decree of any court, arbitrator, or governmental authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing such Facility Letter of Credit, and no law, rule, or regulation applicable to such Issuing Bank, and no request or directive (whether or not having the force of law) from any governmental authority having jurisdiction over such Issuing Bank, shall prohibit or request that such Issuing Bank refrain from the issuance of Letters of Credit, generally or the issuance of such Facility Letter of Credit.

     3.3   Issuance of Facility Letters of Credit

          (a) The Borrower shall give the Agent written notice (or telephonic notice confirmed in writing by the Borrower not later than the requested issuance date of the Facility Letter of Credit) of its request for the issuance of a Facility Letter of Credit no later than 11:00 a.m. four (4) Business Days prior to the date such Facility Letter of Credit is requested to be issued. Such notice shall be irrevocable and shall specify, with respect to such requested Facility Letter of Credit, the face amount, beneficiary, effective date of issuance, expiry date (which effective date and expiry date shall be a Business Day and, with respect to the expiry date, shall be no later than the Business Day immediately preceding the Maturity Date), the identity of the Issuing Bank selected by the Borrower, and the purpose for which such Facility Letter of Credit is to be issued. At the time a request for the issuance of a Facility Letter of Credit is made, the Borrower shall also provide the Agent with a copy of the form of Letter of Credit that the proposed Issuing Bank has agreed to issue. If the face amount of the requested Facility Letter of Credit is less than or equal to the Unused L/C Subfacility, as determined by the Agent as of the close of busi-ness on the date of its receipt of written notice of the requested issuance, the Agent shall so notify the proposed Issuing Bank in writing (or by telephonic notice promptly confirmed thereafter in writing) not later than the close of business on the second Business Day following the Agent's receipt of the Borrower's written notice. The Issuing Bank shall issue such Facility Letter of Credit on the date requested by the Borrower, unless (i) on or before the Business Day prior to such
          ------
issuance date, such Issuing Bank shall have received written notice from the Agent or any Bank that the conditions precedent to the issuance of a Facility Letter of Credit as set forth in
Section 3.2 have not been met; or (ii) on the requested issuance date, such Issuing Bank has actual knowledge that such conditions precedent have not been met. If an Issuing Bank receives written notice, or has actual knowledge, that the conditions precedent to the issuance of a Facility Letter of Credit have not been met, then such Issuing Bank shall have no obligation to issue, and shall not issue, any Facility Letter of Credit until (i) such notice is withdrawn; or (ii) such Issuing Bank receives a notice from the Agent that the condition(s) described in such notice have been waived in accordance with the provisions of this Agree-ment. The Issuing Bank shall give the Agent prompt written notice (or telephonic notice promptly confirmed in writing) of the issuance of any Facility Letter of Credit. Any Letter of Credit issued by an Issuing Bank in compliance with the pro-visions of this Section 3.3 shall be a Facility Letter of Credit.

          (b) An Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section
3.3 are met as though a new Facility Letter of Credit was being requested and issued.

          (c)   An Issuing Bank or any Bank may issue Non-
Facility Letters of Credit for its own account, and at its own risk. None of the provisions of this Section 3 shall apply to any Non-Facility Letter of Credit.

     3.4   Reimbursement Obligations; Duties of Issuing Bank

          (a) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement:

                (1) the Borrower shall reimburse the applicable Issuing Bank for a drawing under a Facility Letter of Credit issued by such Issuing Bank no later than the earlier of (A) the time specified in the related Letter of Credit Reimbursement Agree-ment; or (B) one (1) Business Day after the payment of such drawing by such Issuing Bank; and

                (2) the Borrower's Reimbursement Obligations with respect to a drawing under a Facility Letter of Credit shall bear interest from the date of such drawing to the date paid in full at the higher of (A) the interest rate specified in the applicable Letter of Credit Reimbursement Agreement; or (B) the interest rate for past due Alternate Base Rate Loans; but not
                                                      -------
greater than the Highest Lawful Rate.
-------

          (b) No action taken or omitted to be taken by an Issuing Bank in connection with any Facility Letter of Credit shall (i) result in any liability on the part of such Issuing Bank to any Bank, unless such Issuing Bank's action or omission constitutes willful misconduct or gross negligence; or (ii) relieve any Bank of any of its obligations to such Issuing Bank hereunder, unless the Facility Letter of Credit in question was issued in contravention of the provisions of Section 3.3 or at a time during which a notice, described in Section 3.3, from such Bank to such Issuing Bank remained in effect. Each Bank agrees that, prior to making any payment to a beneficiary with respect to a drawing under a Facility Letter of Credit, the Issuing Bank shall be responsible only to confirm that documents required by the terms of such Facility Letter of Credit to be delivered as a condition precedent to such drawing have been delivered and that the same appear on their face to conform with the requirements thereof. Each Bank further agrees that such Issuing Bank may assume that documents appearing on their face to be the documents required to be delivered as a condition precedent to a drawing do in fact comply.

     3.5   Participations

          (a) Immediately upon the issuance by an Issuing Bank of any Facility Letter of Credit in compliance with the pro-visions of Section 3.3, and immediately upon conversion of a Letter of Credit of an Issuing Bank to a Facility Letter of Credit pursuant to Section 3.10, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Bank's Pro Rata Percentage in such Facility Letter of Credit, including without limitation, all obligations of the Borrower with respect thereto and any security therefor or guaranty pertaining thereto.

          (b) An Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify the other Banks, if the Bor-rower fails to reimburse such Issuing Bank for payments made by such Issuing Bank in respect of drawings by a beneficiary under a Facility Letter of Credit. Upon each such other Banks receipt of such notice, such Bank shall unconditionally pay to the Agent, for the account of such Issuing Bank, an amount equal to such Bank's Pro Rata Percentage of the unreimbursed payment made by such Issuing Bank under the Facility Letter of Credit. Such payment shall be made by such Bank in Dollars and in same day funds on the day such Bank receives notice from the Agent that such payment is owing, if such notice is received by such Bank prior to 11:00 a.m. (Houston time) on a Business Day; if such notice is not received by such time, then such Bank shall remit its payment on the next Business Day following the day such notice is received. Any amount payable by a Bank under this
Section 3.5(b) which is not paid when due pursuant to the terms hereof shall be payable on demand, together with interest thereon at the Federal Funds Rate from the date such payment was due until paid in full. The failure of any Bank to make any payment owing by it under this Section 3.5(b) shall neither relieve nor increase the obligation of any other Bank to make any payment owing by it under this Section 3.5(b). The Agent shall promptly remit to the applicable Issuing Bank all amounts received by the Agent, for the account of such Issuing Bank, from each Bank pursuant to this
Section 3.5(b). No payment made by a Bank pursuant to this Sec-tion 3.5(b) shall prejudice the ability of such Bank to claim that the Issuing Bank to which such payment is made is subject to liability under Section 3.4(b).

          (c) Whenever an Issuing Bank receives a payment with respect to a Reimbursement Obligation (including any interest thereon) for which such Issuing Bank has received payments from a Bank pursuant to Section 3.5(b), such Issuing Bank shall promptly remit to the Agent and the Agent shall promptly remit to each Bank which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to each Bank's Pro Rata Percentage thereof. Each such payment shall be made by the Issuing Bank or the Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 11:00 a.m. (Houston time) on such Business Day, and otherwise on the next succeeding Business Day.

          (d) Upon the request of the Agent or any Bank, an Issuing Bank shall furnish to the Agent or each Bank copies of any Facility Letter of Credit, Letter of Credit Reimbursement Agreement, or Letter of Credit application to which Issuing Bank is party, and such other documentation as may reasonably be requested by the Agent or such Bank with respect to a Facility Letter of Credit issued by such Issuing Bank.

          (e) The obligations of a Bank under Section 3.5(b) to make payments to the Agent for the account of an Issuing Bank with respect to a Facility Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever, and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that such Issuing Bank has issued such Facility Letter of Credit in compliance with the provisions of Section 3.3), including, without limitation, any of the following circum-stances:

                (i) any lack of validity or enforceability of this Agreement or any other Loan Document;

                (ii)  the existence of any claim, set off,
defense, or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Bank, the Issuing Bank, or any Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions con-templated herein, or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

                (iii) any draft, certificate, of any other docu-ment presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any Loan
Document;

                (v) any failure by the Agent or an Issuing Bank to make any reports required pursuant to Section 3.8; or

                (vi) the occurrence of any Default or Event of Default.

     3.5   Payment of Reimbursement Obligations

           (a) The Borrower agrees to pay to each Issuing Bank the amount of all Reimbursement Obligations, interest, and other amounts payable to such Issuing Bank under or in connection with any Facility Letter of Credit immediately when due, irrespective of any claim, set off, defense, or other right which the Borrower may have at any time against any Issuing Bank or any other Person.

          (b) In the event any payment by the Borrower received by an Issuing Bank with respect to a Facility Letter of Credit and distributed to Banks on account of their respective partici-pation is thereafter set aside, avoided, or recovered from such Issuing Bank in connection with any Debtor Laws, each Bank which received such distribution shall, upon demand by such Issuing Bank, contribute each Bank's Pro Rata Percentage of the amount set aside, avoided, or recovered together with interest at the rate required to be paid by the Issuing Bank upon the amount required to be repaid by it.

     3.7   Exoneration.  As between the Borrower, each Bank, and
           -----------
each Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letter of Credit issued by such Issuing Bank by, the respective beneficiaries of such Facility Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications, the Issuing Bank and the Banks shall not be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any party in connection with the application for and issuance of a Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

          (b) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;


          (c) failure of the beneficiary of a Facility Letter of Credit to comply duly with conditions required in order to draw upon such Facility Letter of Credit, provided that the
                                          -------- ----
Issuing Bank complies with the provisions of Section 3.4(b);

          (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, tele-graph, telex, or otherwise, whether or not they be in cipher;

          (e)   errors in interpretation of technical terms;

          (f) any loss or delay in the transmission or other-wise of any document required in order to make a drawing under any Facility Letter of Credit or of the proceeds thereof;

          (g) the misapplication by the beneficiary of a Facility Letter of Credit; or

          (h) any consequences arising from causes beyond the control of the Agent, any Bank, or any Issuing Bank, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Bank under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith and not constituting gross negligence or willful misconduct, shall not put the Issuing Bank, the Agent, or any Bank under any resulting liability to the Bor-rower or relieve the Borrower of any of its obligations hereunder to any such Person.

     3.8   Issuing Bank's Reporting Requirements.  In addition to
           -------------------------------------
the reports required by Section 3.5, each Issuing Bank shall, no later than the tenth (10th) Business Day following the last day of each quarter of such Issuing Bank's fiscal year, provide to the Agent and the Borrower a schedule for Standby Letters of Credit issued as Facility Letters of Credit, in form and sub-stance reasonably satisfactory to the Agent, showing the date of issue, beneficiary, face amount, expiration date, and the reference number of each Facility Letter of Credit issued by such Issuing Bank which was outstanding at any time during such quarter and the aggregate amount payable by the Borrower during the quarter pursuant to Section 3.9.

     3.9   Compensation for Facility Letters of Credit

          (a)   Facility Letter of Credit Fee.  The Borrower
                -----------------------------
agrees to pay to the Agent, for the account of each Bank, in the case of each Letter of Credit issued as, or converted to (for transactions which convert Letters of Credit in existence on the Closing Date to Facility Letters of Credit pursuant to Section 3.10), a Facility Letter of Credit, a facility letter of credit fee (the "Facility Letter of Credit Fee") payable quarterly in arrears equal to the applicable Facility Letter of Credit Fee Percentage of the average amount available to be drawn under such Letter of Credit during the quarter then ending multiplied by the actual number of days during such quarter on which such Letter of Credit was outstanding, divided by 360 but no less than $500.00 per Facility Letter of Credit per year. The Borrower shall also pay to the Agent in the event of any extension or modification of a Facility Letter of Credit which extends the expiration date or increases the maximum amount available for drawing thereunder an additional fee calculated and payable on the same basis as that set forth in the first sentence of this Section 3.9(a) with respect to any such extension or additional amount. Whenever an Issuing Bank receives a payment from the Borrower with respect to any fees incurred in connection with any Facility Letter of Credit issued by such Issuing Bank, such Issuing Bank shall promptly remit to the Agent, and the Agent shall promptly remit to each Bank which has funded its participation in such Facility Letter of Credit, in Dollars and in same day funds, an amount equal to such Bank's Pro Rata Percentage of such fees.

          (b)   Issuing Bank's Charges.  Each Issuing Bank shall
                ----------------------
have the right to receive, solely for its own account, such amounts as it and the Borrower may agree, in writing, to compen-sate such Issuing Bank with respect to issuance fees and such Issuing Bank's out-of-pocket costs of issuing and servicing Facility Letters of Credit.

          (c)   Increased Capital.  If either (i) the introduc-
                -----------------
tion of or any change in or in the interpretation of any law or regulation, or (ii) compliance by any Issuing Bank or any Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect (by an amount deemed by such Issuing Bank to be material) the capital required or expected to be maintained by it or any corporation controlling it, and such Bank or such Issuing Bank determines, on the basis of reasonable allocations, that the amount of such capital is increased by (an amount deemed by such Issuing Bank to be material) or is based (to a degree deemed by such Issuing Bank to be material) upon its issuance or maintenance of or participation in, or commitment to issue or to participate in, the Facility Letters of Credit then, upon demand by such Bank or such Issuing Bank, the Borrower shall immediately pay to the Agent (for the account of each Bank) or such Issuing Bank, from time to time as specified by such Bank or such Issuing Bank, additional amounts sufficient to compensate such Bank or such Issuing Bank therefor. A certificate as to such amounts submitted to the Borrower by such Bank or such Issuing Bank shall, in the absence of manifest error, be con-clusive and binding for all purposes.

     3.10  Transitional Provisions.  Schedule 3.10 contains a
           -----------------------   -------------
schedule of certain Letters of Credit issued for the account of the Borrower prior to the Closing Date by one or more of the Issuing Banks. Subject to the satisfaction of the conditions precedent contained in Section 8, on the Closing Date (a) such Letters of Credit shall be deemed to be converted into Facility Letters of Credit issued pursuant to Section 3.3; and (b) the face amount of such Letters of Credit shall be included in the calculation of the Facility Letter of Credit Obligations.


4.   PAYMENTS AND PREPAYMENTS

     4.1   Required Prepayments

          (a) The Borrower agrees that if at any time it or the Agent determines that the sum of (i) the aggregate principal amount of Loans outstanding and (ii) the face amount of Facility Letters of Credit issued hereunder exceeds the lesser of (i) the Commitments or (ii) the Borrowing Base, then the Borrower shall make a prepayment of principal of the Loans in an amount at least equal to such excess.

          (b) Upon the Borrower's reduction or termination of the Commitments under Section 4.6, the Borrower shall make such prepayments as are required by the terms of Section 4.6.

          (c) Immediately upon the termination of any period of 180 consecutive calendar days in which the aggregate principal amount outstanding under the Notes and the Short-Term Credit Facility Notes has exceeded the Borrower's Available Senior Funded Debt Capacity outstanding under the Senior Notes, the Borrower will prepay the Notes and/or the Short-Term Credit Facility Notes by the amount of such excess, together with all interest accrued on such prepaid amount and such other amounts that may be required to be paid in consequence of such prepayment under Section 2.3(d).

     4.2   Repayment of the Loans.  Borrower shall repay the
           ----------------------
principal amount of each Loan, on the last day of the Interest Period for such Loan, together with all accrued and unpaid interest thereon as of such date, irrespective of any claim, set off, defense, or other right which the Borrower may have at any time against any Bank, the Agent or any other Person.

     4.3   Place of Payment or Prepayment.  All payments and
           ------------------------------
prepayments made in accordance with the provisions of this Agree-ment or of the Notes or of any other Loan Document or of the Letter of Credit Reimbursement Agreements in respect of commit-ment fees or of principal or interest on the Notes shall be made to the Agent for the account of the Banks at its Domestic Lending Office, no later than noon, Houston time, in immediately avail-able funds. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make any payment due hereunder in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is dis-tributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate. If and to the extent that the Agent receives any payment or prepayment from the Bor-rower and fails to distribute such payment or prepayment to the Banks ratably on the basis of their respective Pro Rata Percent-age on the day the Agent receives such payment or prepayment, and such distribution shall not be so made by the Agent in full on the required day, the Agent shall pay to each Bank such Bank's Pro Rata Percentage thereof together with interest thereon at the Federal Funds Rate for each day from the date such amount is paid to the Agent by the Borrower until the date the Agent pays such amount to such Bank.

     4.4   No Prepayment Premium or Penalty.  Each prepayment
           --------------------------------
pursuant to Section 4.1 or 4.3 shall be without premium or penalty, subject in the case of Eurodollar Rate Loans and CD Rate
Loans to the provisions of Section 2.3(d).

     4.5   Taxes.  All payments (whether of principal, interest,
           -----
reimbursements or otherwise) under this Agreement or on the Notes or in respect of Facility Letter of Credit Obligations shall be made by the Borrower without set off or counterclaim and shall be made free and clear of and without deduction for any present or future tax, levy, impost or any other charge, if any, of any nature whatsoever now or hereafter imposed by any taxing authority. If the making of such payments is prohibited by law, unless such a tax, levy, impost or other charge is deducted or withheld therefrom, the Borrower shall pay to the Banks, on the date of each such payment, such additional amounts as may be necessary in order that the net amounts received by the Banks after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required.

     4.6   Reduction or Termination of Commitments.  The Borrower
           ---------------------------------------
may at any time or from time to time reduce or terminate the Com-mitment of each Bank by giving not less than ten (10) full Busi-ness Days' prior written notice to such effect to the Agent, provided that any partial reduction shall be in the amount of $1,000,000.00 or an integral multiple thereof. Concurrently with each such reduction or termination, all amounts in excess of the reduced Commitments shall be automatically due and payable and it is a condition to the effectiveness of such reduction that the Borrower shall immediately prepay the entire amount of such excess together with all accrued interest thereon and such other amounts that may be required to be paid in consequence of such prepayment under Section 2.3(d). Promptly after the Agent's receipt of such notice of reduction, the Agent shall notify each Bank of the proposed reduction and such reduction shall be effec-tive on the date specified in the Borrower's notice with respect to such reduction and shall reduce the Commitment of each Bank proportionately in accordance with its Pro Rata Percentage (and such reduction shall also ratably reduce the Commitments related to Facility Letters of Credit). After each such reduction, the commitment fee shall be calculated upon the Commitments as so reduced. The Commitment of each Bank shall automatically termi-nate on the Maturity Date or in the event of acceleration of the maturity date of the Notes. Each reduction of the Commitment hereunder shall be irrevocable.

5.   COMMITMENT FEE AND OTHER FEES

     5.1   Commitment Fee.  The Borrower agrees to pay to the
           --------------
Agent for the account of each Bank a commitment fee based on a year of 360 days, from the Closing Date to, but not including, the Maturity Date (or such earlier date as of which all Commit-ments shall have terminated), on the daily average unused amount of each Bank's Commitment, such commitment fee to be payable quarterly in arrears on (a) the last day of each March, June, September, and December, commencing on December 31, 1998 and (b) the Maturity Date, at a rate per annum changing with the rating of the Borrower's Senior Funded Debt, and determined in accordance with the following grid:

                                                       Percentage
     Rating of the Borrower's Senior Funded Debt       Per Annum
-----------------------------------------------------------------

Equal to or greater than A3 by Moody's Investor Ser-     0.125%
vice, Inc. and equal to or greater than A- by
           ---
Standard and Poor's Corporation

Baa1 by Moody's Investor Service, Inc. or BBB+ by        0.150%
                                       --
Standard and Poor's Corporation

Baa2 by Moody's Investor Service, Inc. or BBB by         0.150%
                                       --
Standard and Poor's Corporation

Baa3 by Moody's Investor Service, Inc. or BBB- by        0.150%
                                       --
Standard and Poor's Corporation

Equal to or less than Ba1 by Moody's Investor Ser-       0.250%
vice, Inc. and equal to or less than BB+ by
           ---
Standard and Poor's Corporation

     5.2   Facility Letter of Credit Fee.  The Borrower shall pay
           -----------------------------
to the Agent, for the account of each Issuing Bank, the Facility
Letter of Credit Fees as set forth in Section 3.9.

     5.3   Fees Not Interest; Nonpayment.  The fees described in
           -----------------------------
this Agreement represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention, or forbearance of money, and the obligation of the Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrower to pay interest, other fees described in this Agreement, and expenses otherwise described in this Agreement. Fees shall be payable when due in Dollars and in immediately available funds. The commitment fee referred to in Section 5.1 shall be non-refundable, and shall, to the fullest extent permitted by law, bear interest, if not paid when due, at a rate per annum equal to the lesser of (a) five percent (5%) above the Alternate Base Rate as in effect from time to time or (b) the Highest Lawful Rate.

6.   APPLICATION OF PROCEEDS

     6.1   Application of Proceeds.  The Borrower agrees that the
           -----------------------
proceeds of the Loans shall be used:

          (a) to provide working capital and for general corpo-rate purposes;

          (b) to finance the acquisition of Qualifying Assets, which Qualifying Assets may be acquired on a revolving basis as long as at any one time the amount of the Borrower's investment in Qualifying Assets does not exceed the amounts set forth in clause (i) and clause (ii) of the definition of Qualifying Assets as applicable; provided, however, that the prior written consent
               --------  -------
of the Majority Banks shall be required for the use of Loan pro-ceeds to finance any portion of any such acquisition described in clause (i) of the definition of Qualifying Assets requiring the payment of more than $40,000,000.

          (c)   to finance the Borrower's open market acquisition
of its own 7.60% Senior Notes due 2024; provided, however, that
                                        --------  -------
such use shall be limited to an aggregate amount advanced to $60,000,000.

7.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants that:

     7.1   Organization and Qualification.  The Borrower and each
           ------------------------------
Subsidiary: (a) are corporations duly organized, validly existing, and in good standing under the laws of their respective states of incorporation; (b) have the corporate or organizational power to own their respective properties and to carry on their respective businesses as now conducted; and (c) are duly quali-fied as foreign corporations (or, in the case of any Southern Union Trust, trusts) to do business and are in good standing in every jurisdiction where such qualification is necessary except when the failure to so qualify would not or does not have a Material Adverse Effect. The Borrower is a corporation organized under the laws of Delaware and has the following Subsidiaries and no others, each of which is a Delaware corporation unless other-wise noted: Lavaca Realty Company; KellAir Aviation Company; Mercado Gas Services, Inc.; Southern Transmission Company; Southern Union Gas Company, Inc, a Texas corporation; Southern Union Total Energy Systems, Inc.; Southern Union Energy Inter-national, Inc.; Southern Union International Investments, Inc; Energia Estrella del Sur S.A. de C.V., a Mexican corporation; SUPro Energy Company; Contigo, Inc.; Energy Worx, Inc.; Norteno Pipeline Company; Western Utilities, Inc.; Western Utilities, Inc., a New Mexico corporation; Atlantic Gas Corporation, a Florida corporation; and the Southern Union Trusts. Neither Subsidiary named Southern Union Gas Company, Inc; Western Utilities, Inc., a Delaware corporation; nor Western Utilities, Inc., a New Mexico corporation, conducts or will conduct any business and none has any assets other than minimum legal capitalization.

     7.2   Financial Statements.  The Borrower has furnished the
           --------------------
Banks with the Borrower's consolidated balance sheet, statements of income and stockholder's equity and a cash flow statement as at and for the twelve month period ending June 30, 1998, accom-panied by the certificate of Price Waterhouse Coopers. These statements are complete and correct and present fairly in accordance with GAAP, consistently applied throughout the periods involved, the consolidated financial position of the Borrower and the Subsidiaries and the results of its and their operations as at the dates and for the periods indicated subject, as to interim statements only, to changes resulting from customary end-of-year credit adjustments which in the aggregate will not be material. There has been no material adverse change in the condition, financial or otherwise, of the Borrower or any Subsidiary since June 30, 1998.

     7.3   Litigation.  Except as disclosed on Schedule 7.3 or
           ----------                          ------------
pursuant to Section 7.16, there is no: (a) action or proceeding pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary before any court, administrative agency or arbitrator which is reasonably expected to have a Material Adverse Effect; (b) judgment outstanding against the Borrower for the payment of money; or (c) other outstanding judgment, order or decree affecting the Borrower or any Sub-sidiary before or by any administrative or governmental authority, compliance with or satisfaction of which may rea-sonably be expected to have a Material Adverse Effect.

     7.4   Default.  Neither the Borrower nor any Subsidiary is
           -------
in default under or in violation of the provisions of any instru-ment evidencing any Debt or of any agreement relating thereto or any judgment, order, writ, injunction or decree of any court or any order, regulation or demand of any administrative or govern-mental instrumentality which default or violation might have a Material Adverse Effect.

     7.5   Title to Assets.  The Borrower and each Subsidiary
           ---------------
have good and marketable title to their respective assets, sub-ject to no Liens except those permitted in Section 10.2.

     7.6   Payment of Taxes.  The Borrower and each Subsidiary
           ----------------
have filed all tax returns required to be filed and have paid all taxes shown on said returns and all assessments which are due and payable (except such as are being contested in good faith by ap-propriate proceedings for which adequate reserves for their pay-ment have been provided in a manner consistent with the accounting practices followed by the Borrower as of December 31,
1992). The Borrower is not aware of any pending investigation by any taxing authority or of any claims by any governmental autho-rity for any unpaid taxes, except as disclosed on Schedule 7.6.
                                                  ------------

     7.7   Conflicting or Adverse Agreements or Restrictions.
           -------------------------------------------------
Neither the Borrower nor any Subsidiary is a party to any con-tract or agreement or subject to any restriction which would have a Material Adverse Effect. Neither the execution and delivery of this Agreement or the Notes or any other Loan Document nor the consummation of the transactions contemplated hereby nor fulfill-ment of and compliance with the respective terms, conditions and provisions hereof or of the Notes or of any instruments required hereby will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation or imposition of any lien (other than as contemplated or per-mitted by this Agreement) on any of the property of the Borrower or any Subsidiary pursuant to (a) the charter or bylaws applicable to the Borrower or any Subsidiary; (b) any law or any regulation of any administrative or governmental instrumentality;
(c) any order, writ, injunction or decree of any court; or (d) the terms, conditions or provisions of any agreement or instru-ment to which the Borrower or any Subsidiary is a party or by which it is bound or to which it is subject.

     7.8   Authorization, Validity, Etc.  The Borrower has the
           ----------------------------
corporate power and authority to make, execute, deliver and carry out this Agreement and the transactions contemplated herein, to make the borrowings provided for herein, to execute and deliver the Notes and to perform its obligations hereunder and under the Notes and the other Loan Documents to which it is a party and all such action has been duly authorized by all necessary corporate proceedings on its part. This

Agreement has been duly and validly executed and delivered by the Borrower and constitutes the valid and legally binding agreement of the Borrower enforceable in accordance with its terms, except as limited by Debtor Laws; and the Notes and the other Loan Docu-ments, when duly executed and delivered by the Borrower pursuant to the provisions hereof, will constitute the valid and legally binding obligation of the Borrower enforceable in accordance with the terms thereof and of this Agreement, except as limited by Debtor Laws.

     7.9   Investment Company Act Not Applicable.  Neither the
           -------------------------------------
Borrower nor any Subsidiary is an "investment company" or a com-pany "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     7.10  Public Utility Holding Company Act Not Applicable.
           -------------------------------------------------
Neither the Borrower nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", or an affiliate of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     7.11  Regulations G, T, U and X.  No Loan shall be a "pur-
           -------------------------
pose credit secured directly or indirectly by margin stock" with-in the meaning of Regulation U of the Board of Governors of the Federal Reserve System ("margin stock"); none of the proceeds of any Loan will be used to extend credit to others for the purpose of purchasing or carrying any margin stock, or for any other pur-pose which would constitute this transaction a "purpose credit secured directly or indirectly by margin stock" within the meaning of said Regulation U, as now in effect or as the same may hereafter be in effect. Neither the Borrower nor any Subsidiary will take or permit any action which would involve the Banks in a violation of Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or a violation of the Securities Exchange Act of 1934, in each case as now or hereafter in effect. After applying proceeds of the Loans and the Short-Term Credit Facility used to acquire the equity interests described in the definition of "Qualifying Assets", not more than 25 percent (25%) of the value (as determined by any reasonable method) of the assets subject to the negative pledge set forth in Section 10.2 of the Credit Agreement and the restrictions on disposition of assets set forth in Section 10.8 of the Credit Agreement is represented by margin stock.

     7.12  ERISA.  No Reportable Event (as defined in Section
           -----
4043(b) of ERISA) has occurred with respect to any Plan. Each Plan complies in all material respects with a applicable pro-visions of ERISA, and the Borrower and each Subsidiary have filed all reports required by ERISA and the Code to be filed with respect to each Plan. The Borrower has no knowledge of any event which could result in a liability of the Borrower or any Subsidiary to the Pension Benefit Guaranty Corporation. The Borrower and each Subsidiary have met all requirements with respect to funding the Plans imposed by ERISA or the Code. Since the effective date of Title IV of ERISA, there have not been any, nor are there now existing any, events or conditions that would permit any Plan to be terminated under circumstances which would cause the lien provided under
Section 4068 of ERISA to attach to any property of the Bor-rower or any Subsidiary. The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement and shall not be permitted to do so hereafter.

     7.13  No Financing of Certain Security Acquisitions.  None
           ---------------------------------------------
of the proceeds of any Loan will be used to acquire any security in any transaction that is subject to Section 13 or Section 14 of the Securities

Exchange Act of 1934, as amended, except the equity interests described in subparagraph (ii) of the definition of "Qualifying
Assets".

     7.14  Franchises, Co-Licenses, Etc.  The Borrower and each
           ----------------------------
Subsidiary own or have obtained all the material governmental permits, certificates of authority, leases, patents, trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto, required or necessary (or, in the sole and independent judgment of the Borrower, prudent) in connection with the conduct of their respective businesses as presently conducted or as proposed to be conducted.

     7.15  Line of Business.  The nature of the Borrower's line
           ----------------
of business is predominately the operation of gas distribution and transportation networks in Texas, Missouri, Florida, and Mexico.

     7.16  Environmental Matters.  Except as disclosed in
           ---------------------
Schedule 7.16, all facilities and property owned or leased by the
-------------
Borrower or any Subsidiary have been and continue to be, owned or leased and operated by the Borrower and each Subsidiary in material compliance with all Environmental Laws; (i) there has not been (during the period of the Borrower's, or a Subsidiary's ownership or lease) any Release of Hazardous Materials at, on or under any property now (or, to the Borrower's knowledge, previously) owned or leased by the Borrower or any Subsidiary (A) in quantities that would be required to be reported under any Environmental Law, (B) that required, or may reasonably be expected to require, the Borrower to expend funds on remediation or cleanup activities pursuant to any Environmental Law except for remediation or clean-up activities that would not be reasonably expected to have a Material Adverse Effect, or (c) that otherwise, singly or in the aggregate, has, or may reason-ably be expected to have, a Material Adverse Effect; (ii) the Borrower and each Subsidiary have been issued and are in material compliance with all permits, certificates, approvals, orders, licenses and other authorizations relating to environmental matters necessary for their respective businesses; and (iii) there are no polychlorinated biphenyls (PCB's) or asbestos-containing materials or surface impoundments in any of the facilities now (or, to the knowledge of the Borrower, previously) owned or leased by the Borrower or any Subsidiary, except for asbestos-containing materials of the type and in quantities that, to the knowledge of the borrower, do not currently require remediation, and if remediation of such asbestos-containing materials is hereafter required for any reason, such remediation activities would not reasonably be expected to have a Material Adverse Effect; (iv) Hazardous Materials have not been generated, used, treated, recycled, stored or disposed of in any of the facilities or on any of the property now (or, to the knowledge of the Borrower, previously) owned or leased by the Borrower or any Subsidiary during the time of the Borrower's or such Subsidiary's ownership or leased by the Borrower or any Subsidiary during the time of the Borrower's or such Subsidiary's ownership except in material compliance with all applicable Environmental Laws; and
(v) all underground storage tanks located on the property now (or, to the knowledge of the Borrower, previously) owned or leased by the Borrower or any Subsidiary have been (and to the extent currently owned or leased are) operated in material com-pliance with all applicable Environmental Laws.

8.   CONDITIONS

     The obligation of the Banks to make any Loans or issue any Facility Letters of Credit is subject to the following condi-tions:

     8.1   Representations True and No Defaults

          (a)   The representations and warranties contained in
Section 7 shall be true and correct on and as of the particular
Borrowing Date as though made on and as of such date;

          (b) The Borrower shall not be in default in the due performance of any covenant on its part contained in this Agree-ment;

          (c) no material adverse change shall have occurred with respect to the business, properties or condition (financial or otherwise) of the Borrower reflected in the audited financial statements of the Borrower dated June 30, 1998, (copies of such audited financial statements having been supplied to the Agent and each Bank); and

          (d) no Event of Default or Default shall have occurred and be continuing.

     8.2   Governmental Approvals.  The Borrower shall have
           ----------------------
obtained all orders, approvals or consents of all public regula-tory bodies required for the making and carrying out of this Agreement, the making of the borrowings pursuant hereto, the issuance of the Notes to evidence such borrowings, and the execution and delivery of the Security Documents.

     8.3   Compliance With Law.  The business and operations of
           -------------------
the Borrower and each Subsidiary as conducted at all times relevant to the transactions contemplated by this Agreement to and including the close of business on the particular Borrowing Date shall have been and shall be in compliance in all material respects with all applicable State and Federal laws, regulations and orders affecting the Borrower and each Subsidiary and the business and operations of any of them.

     8.4   Notice of Borrowing and Other Documents.  On each
           ---------------------------------------
Borrowing Date, the Banks shall have received (a) a Notice of Borrowing; and (b) such other documents and certificates relating to the transactions herein contemplated as the Banks may reason-ably request.


9.   AFFIRMATIVE COVENANTS

    The Borrower covenants and agrees that, so long as the Borrower may borrow hereunder and until payment in full of the Notes, and its other obligations under this Agreement and the other Loan Documents the Borrower will:

     9.1   Financial Statements and Information.  Deliver to the
           ------------------------------------
Banks:

          (a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower and the Subsidiaries for such fiscal year containing a balance sheet, statements of income and stockholders equity and a cash flow statement, all in reason-able detail and certified by Price Waterhouse Coopers or another independent certified public accountant of recognized standing satisfactory to the Banks. The Borrower will obtain from such accountants and deliver to the Banks at the time said financial statements are delivered the written statement of the accountants that in making the examination necessary to said certification they have obtained no knowledge of any Event of Default or Default, or if such accountants shall have obtained knowledge of any such Event of Default or Default, they shall state the nature and period of existence thereof in such statement; provided that
                                                   -------------
such accountants shall not
be liable directly or indirectly to the Banks for failure to obtain knowledge of any such Event of Default or Default; and

          (b) as soon as available, and in any event within sixty (60) days after the end of each quarterly accounting period in each fiscal year of the Borrower (excluding the fourth quarter), an unaudited financial report of the Borrower and the Subsidiaries as at the end of such quarter and for the period then ended, containing a balance sheet, statements of income and stockholders equity and a cash flow statement, all in reasonable detail and certified by a financial officer of the Borrower to have been prepared in accordance with GAAP, except as may be explained in such certificate; and

          (c) within thirty (30) days after the end of each month for which the rating of the Borrower's Senior Funded Debt is lower than BBB- by Standard and Poor's Corporation and lower than Baa3 by Moody's Investor Service, Inc.: (i) a list of the Eligible Accounts Receivable, Cash, Cash Equivalents and Inven-tory of the Borrower as at the end of the preceding month, such list to be in the form attached hereto as Annex 1 to Exhibit C
                                          -------    ---------
and to contain such information and detail as the Banks may request, including, without limiting the generality of the foregoing, aging of Accounts in the customary manner; (ii) cer-tification by the Borrower of its PGA Receivables and Eligible Unbilled Accounts as of the end of the preceding month; and (iii) a Borrowing Base certificate for such month in the form attached hereto as Exhibit C; provided, however, that the Borrower may
          ---------  --------  -------
deliver the Borrowing Base reports for the last month of any fiscal year and the Borrowing Base reports for the first two months of the succeeding fiscal year no later than 90 days following the commencement of such succeeding fiscal year.

          (d) copies of all statements and reports sent to stockholders of the Borrower or filed with the Securities and Exchange Commission; and

          (e) such additional financial or other information as the Banks may reasonably request including, without limitation, copies of such monthly, quarterly, and annual reports of gas purchases and sales that the Borrower is required to deliver to or file with governmental bodies pursuant to tariffs and/or franchise agreements.

All financial statements specified in clauses (a) and (b) above shall be furnished in consolidated and consolidating form for the Borrower and all Subsidiaries with comparative consolidated figures for the corresponding period in the preceding year. Together with each delivery of financial statements required by clauses (a) and (b) above, the Borrower will deliver to the Banks
(i) such schedules, computations and other information as may be required to demonstrate that the Borrower is in compliance with its covenants in Section 10.1 or reflecting any noncompliance therewith as at the applicable date and (ii) an Officer's Cer-tificate stating that there exists no Event of Default or Default, or, if any such Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action the Borrower has taken or proposes to take with respect thereto. The Banks are authorized to deliver a copy of any financial statement delivered to it to any regulatory body having jurisdiction over them, and to disclose same to any prospective assignees or participant Lenders.

     9.2   Lease and Investment Schedules.  Deliver to the Banks:
           ------------------------------

          (a) from time to time and, in any event, with each delivery of annual financial statements under Section 9.1(a), a current, complete schedule (in the form of Schedule 9.2) of all
                                           ------------
agreements to rent or lease any property (personal, real or mixed, but not including oil and gas leases) to which the Borrower or any Subsidiary is a party lessee and which, considered independently or collectively with other leases with the same lessor, involve an obligation by the Borrower or a Subsidiary to make payments of at least $250,000.00 in any year, showing the total amounts payable under each such agreement, the amounts and due dates of payments thereunder and containing a description of the rented or leased property, and all other information the Majority Banks may request; and

          (b) with each delivery of annual financial statements under Section 9.1(a) a current complete schedule (in the form of
Schedule 9.2) listing all debt exceeding $200,000.00 in principal
------------
amount outstanding and equity owned or held by the Borrower or any Subsidiary containing all information required by, and in a form satisfactory to, the Banks, except for such debt or equity of Subsidiaries.

     9.3   Books and Records.  Maintain, and cause each Sub-
           -----------------
sidiary to maintain, proper books of record and account in accordance with sound accounting practices in which true, full and correct entries will be made of all their respective dealings and business affairs.

     9.4   Insurance.  Maintain, and cause each Subsidiary to
           ---------
maintain, insurance with financially sound, responsible and reputable companies in such types and amounts and against such casualties, risks and contingencies as is customarily carried by owners of similar businesses and properties, and furnish to the Banks, together with each delivery of annual financial statements under Section 9.1(a), an Officer's Certificate containing full information as to the insurance carried.

    9.5   Maintenance of Property.  Cause its Significant
          -----------------------
Property and the Significant Property of each Subsidiary to be maintained, preserved, protected and kept in good repair, working order and condition so that the business carried on in connection therewith may be conducted properly and efficiently, except for normal wear and tear; provided, however, that the improved
                      --------  -------
properties of Lavaca Realty Company should be maintained, pre-served and protected in a manner consistent with the maintenance, preservation and protection of improved real property held for sale.

     9.6   Inspection of Property and Records.  Permit any
           ----------------------------------
officer, director or agent of the Agent or any Bank, on written notice and at such Banks expense, to visit and inspect during normal business hours any of the properties, corporate books and financial records of the Borrower and each Subsidiary and discuss their respective affairs and finances with their principal officers, all at such times as the Agent or any Bank may reasonably request.

     9.7   Existence, Laws, Obligations.  Maintain, and cause
           ----------------------------
each Subsidiary to maintain, its corporate existence and fran-chises, and any license agreements and tariffs that permit the recovery of a return that the Borrower considers to be fair (and as to licenses, franchises, and tariffs that are subject to regulatory determinations of recovery of returns, the Borrower has presented or is presenting favorable defense thereof); and to comply, and cause each Subsidiary to comply, with all statutes and governmental regulations noncompliance with which might have a Material Adverse Effect, and pay, and cause each Subsidiary to pay, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which if unpaid might become a lien against the property of the Borrower or any Sub-sidiary except liabilities being contested in good faith.

     9.8   Notice of Certain Matters.  Notify the Agent Bank
           -------------------------
immediately upon acquiring knowledge of the occurrence of any of the following events: (a) the institution or threatened institu-tion of any lawsuit or administrative proceeding affecting the Borrower or any Subsidiary that is not covered by insurance (less applicable deductible amounts) and which, if determined adversely to the Borrower or such Subsidiary, could reasonably be expected to have a Material Adverse Effect; (b) the occurrence of any material adverse change, or of any event that in the good faith opinion of the Borrower is likely, to result in a material adverse change, in the assets, liabilities, financial condition, business or affairs of the Borrower or any Subsidiary; (c) the occurrence of any Event of Default or any Default; or (d) a change by Moody's Investors Service, Inc. or by Standard and Poor's Corporation in the rating of the Borrower's Funded Debt.

     9.9   ERISA.  At all times:
           -----

          (a) maintain and keep in full force and effect each Plan;

          (b) make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA;

          (c) immediately upon acquiring knowledge of any "reportable event" or of any "prohibited transaction" (as such terms are defined in the Code Section 4043) in connection with any Plan, furnish the Banks with a statement executed by the president or chief financial officer of the Borrower setting forth the details thereof and the action which the Borrower proposes to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto;

          (d) notify the Banks promptly upon receipt by the Borrower or any Subsidiary of any notice of the institution of any proceeding or other action which may result in the termina-tion of any Plan and furnish to the Banks copies of such notice;

          (e) acquire and maintain in amounts satisfactory to the Banks from either the Pension Benefit Guaranty Corporation or authorized private insurers, when available, the contingent employer liability coverage insurance required under ERISA;

          (f) furnish the Banks with copies of the summary annual report for each Plan filed with the Internal Revenue
Service as the Agent or the Banks may request; and

          (g) furnish the Banks with copies of any request for waiver of the funding standards or extension of the amortization periods required by Section 303 and Section 304 of ERISA or
Section 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be.

     9.10  Compliance with Environmental Laws.  At all times:
           ----------------------------------
          (a) use and operate, and cause each Subsidiary to use and operate, all of their respective facilities and properties in material compliance with all Environmental Laws; keep, and cause each Subsidiary to keep, all necessary permits, approvals, orders, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material com-pliance therewith; handle, and cause each Subsidiary to handle, all Hazardous Materials in material compliance with all applicable Environmental Laws; and dispose, and cause each Sub-sidiary to dispose, of all Hazardous Materials generated by the Borrower or any Subsidiary or at any property owned or leased by them at facilities or with carriers that maintain valid permits, approvals, certificates, licenses or other authorizations for such disposal under applicable Environmental Laws;

          (b) promptly notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of the facilities and properties of the Borrower and each Subsidiary under, or their respective compli-ance with, applicable Environmental Laws wherein the condition or the noncompliance that is the subject of such claim, complaint, notice, or inquiry involves, or could reasonably be expected to involve, liability of or expenditures by the Borrower and its Subsidiaries of $5,000,000.00 or more; and

          (c) provide such information and certifications which the Banks may reasonably request from time to time to evidence compliance with this Section 9.10.

     9.11   PGA Clauses.  The Borrower will use its best efforts
            -----------
to maintain in force provisions in all of its tariffs and fran-chise agreements that permit the Borrower to recover from custo-mers substantially all of the amount by which the cost of gas purchases exceeds the amount currently billed to customers for the delivery of such gas (sometimes referred to as PGA clauses).


10.  NEGATIVE COVENANTS

     So long as the Borrower may borrow hereunder and until pay-ment in full of the Notes, except with the written consent of the
Banks:

     10.1  Capital Requirements.  The Borrower will not:
           --------------------

          (a) permit its Consolidated Net Worth at the end of any fiscal quarter to be less than the sum of (i) $241,503,000.00, (ii) 40% of Consolidated Net Income for the period commencing on July 1, 1998, ending on the date of determination, and treated as a single accounting period, and
(iii) 100% of the net proceeds of any issuance of capital or preferred stock by the Borrower or any consolidated Subsidiary received by the Borrower or such consolidated Subsidiary at any time after the Closing Date; and (iv) without duplication, the difference between (A) 100% of the net proceeds heretofore and hereafter received by the Borrower and any consolidated Sub-sidiary in respect of the issuance by the Borrower or such con-solidated Subsidiary of the Structured Securities, and (B) the aggregate amount of all redemption payments hereafter made, if any, by the Borrower and any such consolidated Subsidiary in connection with the redemption of any of the Structured Securities; or

          (b)   permit the ratio of its Consolidated Total
Indebtedness to its Consolidated Total Capitalization to be greater than 0.70 to 1.00 at the end of any fiscal quarter; or

          (c) acquire, or permit any Subsidiary to acquire, any assets other than (i) investments permitted under Section 10.4, or (ii) Qualifying Assets; or

          (d)   permit the ratio of  EBDIT to Cash Interest
Expense for the four fiscal quarters most recently ended (con-sidered as a single accounting period) at any time to be less than 2.25 to 1.0; or

          (e) permit the aggregate outstanding principal amount of the Notes and the Short-Term Credit Facility Notes to exceed for a period of 180 consecutive days the Borrower's Available
Senior Funded Debt Capacity.

     10.2  Mortgages, Liens, Etc.  The Borrower will not, and
           ---------------------
will not permit any Subsidiary to, create or permit to exist any Lien (including the charge upon assets purchased under a condi-tional sales agreement, purchase money mortgage, security agree-ment or other title retention agreement) upon any of its respective assets, whether now owned or hereafter acquired, or assign or otherwise convey any right to receive income, except:

          (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings;

          (b) other Liens incidental to the conduct of its business or the ownership of its assets that were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and that do not in the aggregate materially detract from the value of such assets or materially impair the use thereof in the operation of such business;

          (c) Liens on assets of a Subsidiary to secure obliga-tions of such Subsidiary to the Borrower or another Subsidiary;
and

          (d) Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary or purchase money Liens placed on an item of real or personal property pur-chased by the Borrower or any Subsidiary to secure a portion of the purchase price of such property, provided that no such Lien
                                     -------------
may encumber or cover any other property of the Borrower or any Subsidiary.

     10.3  Debt.  The Borrower will not, and will not permit any
           ----
Subsidiary to, incur or permit to exist any Debt, except:

          (a)   Debt evidenced by the Notes, the Short-Term
Credit Facility Notes and Facility Letter of Credit Obligations not in default;

          (b) Debt of any Subsidiary to the Borrower or any other Subsidiary;

          (c) Debt existing as of June 30, 1998 as reflected on financial statements delivered under Section 7.2(b) and refin-ancings thereof other than Debt that has been refinanced by the proceeds of Loans or the proceeds of the Short-Term Credit
Facility;

          (d) endorsements in the ordinary course of business of negotiable instruments in the course of collection;

          (e) Debt of the Borrower or any Subsidiary repre-senting the portion of the purchase price of property acquired by the Borrower or such Subsidiary that is secured by Liens per-mitted by the provisions of Section 10.2(d); provided, however,
                                             --------  -------
that at no time may the aggregate principal amount of such Debt outstanding exceed fifteen percent (15%) of the Consolidated Net Worth of the borrower and its Subsidiaries as of the applicable determination date;

          (f)   Debt evidenced by Senior Notes; and

          (g) additional Debt of the Borrower and Structured Securities of the Borrower and the Southern Union Trusts provided that after giving effect to the issuance thereof there shall exist no Default or Event of Default; and: (i) the ratio of Consolidated Total Indebtedness to Consolidated total Capitaliza-tion shall be no greater than 0.70 to 1.00; (ii) the ratio of EBDIT to pro forma Cash Interest Expense shall be no less than
2.25 to 1.00; and (iii) (A) such Debt and Structured Securities shall have a final maturity or redemption date, as the case may be, no earlier than the Maturity Date (as the same may be extended pursuant to Section 2.4) and shall mature or be subject to redemption or defeasance no earlier than the Maturity Date (as so extended) and shall be subject to no mandatory redemption or "put" to the borrower or any Southern Union Trust exercisable, or sinking fund or other similar mandatory principal payment pro-visions that require payments to be made toward principal, prior to such Maturity Date (as so extended); or (B) (x) such addi-tional Debt shall have a final maturity date prior to the Maturity Date, (y) such additional Debt shall not exceed Thirty-Five Million Dollars ($35,000,000.00) in the aggregate plus Five Million Dollars ($5,000,000.00) of reimbursement obligations incurred in connection with Non-Facility Letters of Credit issued by a Bank or Banks or by any other financial institution, and (z) such additional Debt shall be borrowed from a Bank or Banks as a loan or loans arising independent of this Agreement or the Short-Term Credit Facility Agreement or shall be borrowed from a financial institution that is not a Bank under this Agreement or the Short-Term Credit Facility Agreement.

     10.4  Loans, Advances and Investments.  The Borrower will
           -------------------------------
not, and will not permit any Subsidiary to, make or have out-standing any loan or advance to, or own or acquire any stock or securities of or equity interest or other Investment in, any Person, except (without duplication):

          (a) stock of (i) the Subsidiaries named in Section 7.1; (ii) other entities that are acquired by the Borrower or any Subsidiary but that are promptly merged with and into the Bor-rower; and (iii) the same Qualifying Entities as the Qualifying Entities under subparagraph (ii) of the definition of "Qualifying Assets" which stock was acquired by the Borrower for an aggregate purchase price of no more than Thirty Million Dollars ($30,000,000.00);

          (b)   loans or advances to a Subsidiary;

          (c) Securities maturing no more than 180 days after Borrower's purchase that are either:

                (i) readily marketable securities issued by the United States or its agencies or instrumentalities; or

                (ii)  commercial paper rated "Prime 2" by Moody's
Investors Service, Inc. ("Moody's") or A-2 by Standard and Poor's
Corporation ("S&P"); or

                (iii) certificates of deposit or repurchase contracts on customary terms with financial institutions in which deposits are insured by any agency or instrumentality of the United States; or

                (iv) readily marketable securities received in settlement of liabilities created in the ordinary course of business; or

                (v) obligations of states, agencies, counties, cities and other political subdivisions of any state rated at lest MIG2, VMIG2 or Aa by Moody's or AA by S&P; or

                (vi) loan participations in credits in which the borrower's debt is rated at least Aa or Prime 2 by Moody's or AA or A-2 by S&P; or

                (vii) money market mutual funds that are regu-lated by the Securities and Exchange Commission, have a dollar-weighted average stated maturity of 90 days or fewer on their investments and include in their investment objectives the maintenance of a stable net asset value of $1 for each share.

          (d) other equity interests owned by a Subsidiary on the date of this Agreement and such additional equity interests to the extent (but only to the extent) that such Subsidiary is legally obligated to acquire those interests on the date of this Agreement, in each case as disclosed to the Banks in writing;

          (e) loans or advances by the Borrower to customers in connection with and pursuant to marketing and merchandising products that the Borrower reasonably expects to increase sales of the Borrower or Subsidiaries, provided that: (i) such loans
                                 --------
must be either less than $1,500,000.00 to any one customer (or group of affiliated customers, shown on the Borrower's records to be Affiliates) or must be disclosed on Schedule 9.2 hereof; and
                                       ------------
(ii) all such loans must not exceed $12,000,000.00 in the aggregate outstanding at any time;

          (f) travel and expense advances in the ordinary course of business to officers and employees;

          (g) stock or securities of or equity interests in, any Person provided that, after giving effect to the acquisition and ownership thereof, the Borrower is in compliance with the provisions of Section 10.1(c) of this Agreement;

          (h) loans by the Borrower or any Subsidiary other than Lavaca Realty Company to other Persons representing the deferred portion of the sales price of Property not exceeding $371,035.56 in aggregate principal amount outstanding, provided
                                                       --------
that such Person remains substantially in compliance with the note evidencing the same and the payment schedule therefor; and

          (i) loans by Lavaca Realty Company to other Persons representing the deferred portion of the sales price of its Property not exceeding eighty percent (80%) of the sales price of such Property, provided that the purchaser's default in payment of such loan shall not have a material adverse effect on the consolidated financial condition of the Borrower and its Sub-sidiaries.

     10.5  Stock and Debt of Subsidiaries.  The Borrower will
           ------------------------------
not, and will not permit any Subsidiary to, sell or otherwise dispose of any shares of stock or Debt of any Subsidiary, or permit any Subsidiary to issue or dispose of its stock (other than directors' qualifying shares), except to the Borrower or another Subsidiary, and except that Southern Union Trusts may issue preferred beneficial interests in public offerings of Borrower's Structured Securities.

     10.6  Merger, Consolidation, Etc.  The Borrower will not,
           --------------------------
and will not permit any Subsidiary to, merge or consolidate with any other Person or sell, lease, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or a substantial part of its assets or acquire (whether in one transaction or a series of transactions) all or a substantial part of the assets of any Person, except that:

         (a)   any Subsidiary may merge or consolidate with the
Borrower (provided that the Borrower shall be the continuing or
          -------------
surviving corporation) or with any one or more Subsidiaries;

         (b) any Subsidiary may sell, lease, transfer or other-wise dispose of any of its assets to the Borrower or another
Subsidiary;

         (c) subject to Section 10.14, Lavaca Realty Company may dispose of all or a substantial part of its assets to any Person, whether in one transaction or a series of transactions, for a price or prices that do not result in a Material Adverse Effect; and

         (d)   the Borrower may acquire the assets of any Person,
provided that, after giving effect to such acquisition, the Bor-
--------
rower is in compliance with the provisions of Sections 10.1(c).

     10.7  Supply and Purchase Contracts.  The Borrower will not,
           -----------------------------
and will not permit any Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property if such contract requires that payment for such materials, supplies or other property shall be made regardless of whether or not delivery is ever made or tendered of such materials, supplies and other property, except in those circum-stances and involving those supply or purchase contracts that the Borrower reasonably considers to be necessary or helpful in its operations in the ordinary course of business and that the Bor-rower reasonably considers not to be unnecessarily burdensome on the Borrower or its Subsidiaries.

     10.8  Sale or Other Disposition of Assets.  The Borrower
           -----------------------------------
will not, and will not permit any Subsidiary to, except as permitted under this Section 10.8, sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property (whether now owned or hereafter acquired); provided, however, that (i) the
                              --------  -------
Borrower or any Subsidiary may in the ordinary course of business dispose of (a) Property consisting of Inventory; and (b) Property consisting of goods or equipment that are, in the opinion of the Borrower or any Subsidiary, obsolete or unproductive, but if in the good faith judgment of the Borrower or any Subsidiary such disposition without replacement thereof would have a Material Adverse Effect, such goods and equipment shall be replaced, or their utility and function substituted, by new or existing goods or equipment; (ii) Lavaca Realty Company may dispose of its Property on the terms set forth in Section 10.6(c); (iii) the Borrower may transfer or dispose of any of its Significant Property (in any transaction or series of transactions) to any Subsidiary or Subsidiaries only if such Property has a net book value of not more than $5,000,000.00 in the aggregate; (iv) the Borrower and Lavaca Realty Company may dispose of their real property in one or more sale/leaseback transactions, provided that any Debt incurred in connection with such transaction does not create a Default as defined herein; (v) a Southern Union Trust may distribute the Borrower's subordinated debt securities constituting a portion of the Structured Securities, on the terms and under the conditions set out in the registration statement therefor filed with the Securities and Exchange Commission on March 25, 1995; (vi) the Borrower or any Subsidiary may dispose of real property or tangible personal property other than Inven ory (in consideration of such amount as in the good faith judgment of the Borrower or such Subsidiary represents a fair consideration therefor), provided that the aggregate value of such property disposed of (determined after depreciation and in accordance with GAAP) does not exceed ten percent (10%) of the aggregate value of all of the Borrower's and its Subsidiaries' real property and tangible personal property other than Inventory considered on a consolidated basis and determined after depreciation and in accordance with GAAP, as of June 30, 1998; and (vii) the Borrower may dispose of Qualifying Assets of the type described in clause (ii) of the definition of Qualifying Assets, provided that the Borrower make a payment on the Loan in an amount equal to the lesser of (a) the net sales proceeds from such disposition, and (b) the amount of Loan proceeds used to acquire such clause (ii) Qualifying Assets.

     10.9  Discount or Sale of Receivables.  The Borrower will
           -------------------------------
not, and will not permit any Subsidiary, other than Southern Union Total Energy Services, Inc., to discount or sell with recourse, or sell for less than the face value thereof (including any accrued interest) any of its notes receivable, receivables under leases or other accounts receivable.

     10.10 Change in Accounting Method.  The Borrower will not,
           ---------------------------
and will not permit any Subsidiary to, make any change in the method of computing depreciation for either tax or book purposes or any other material change in accounting method representing any departure from GAAP without the Majority Banks' prior written approval.

     10.11 Restricted Payment.  The Borrower will not pay or
           ------------------
declare any Restricted Payment unless immediately prior to such payment and after giving effect to such payment, the Borrower
        ---
could incur at least $1 of additional Debt without violating the provisions of Section 10.3(g) and after giving effect thereto no
                              ---
Default or Event of Default exists hereunder.

     10.12 Securities Credit Regulations.  Neither the Borrower
           -----------------------------
nor any Subsidiary will take or permit any action which might cause the Loans or the Facility Letter of Credit Obligations or this Agreement to violate Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or a violation of the Securities Exchange Act of 1934, in each case as now or hereafter in effect.

     10.13 Nature of Business; Management.  The Borrower will
           ------------------------------
not, and will not permit any Subsidiary to: (a) change its principal line of business; or (b) enter into any business not within the scope of Section 10.1(c)(ii) and the definition of Qualifying Assets; or (c) permit any material overall change in the management of the Borrower.

     10.14 Transactions with Related Parties.  The Borrower will
           ---------------------------------
not, and will not permit any Subsidiary to, enter into any transaction or agreement with any officer, director or holder of ten percent (10%) or more of any class of the outstanding capital stock of the Borrower or any Subsidiary (or any Affiliate of any such Person) unless the same is upon terms substantially similar to those obtainable from wholly unrelated sources.

     10.15 Hazardous Materials.  The Borrower will not, and will
           -------------------
not permit any Subsidiary to (a) cause or permit any Hazardous Materials to be placed, held, used, located, or disposed of on, under or at any of such Person's property or any part thereof by any Person in a manner which could reasonably be expected to have a Material Adverse Effect; (b) cause or permit any part of any of such Person's property to be used as a manufacturing, storage, treatment or disposal site for Hazardous Materials, where such action could reasonably be expected to have a Material Adverse Effect; or (c) cause or suffer any liens to be recorded against any of such Person's property as a consequence of, or in any way related to, the presence, remediation, or disposal of Hazardous Materials in or about any of such Person's property, including any so-called state, federal or local "superfund" lien relating to such matters, where such recordation could reasonably be expected to have a Material Adverse Effect.

     10.16 Limitations on Payments on Subordinated Debt.  The
           --------------------------------------------
Borrower will not, and will not permit any Subsidiary to, make any payment in respect of interest on, principal of, or otherwise relating to, the borrower's subordinated debt securities issued in connection with the Structured Securities if, after giving effect to such payment, a Default or Event of Default would exist.


11.  EVENTS OF DEFAULT; REMEDIES

     If any of the following events shall occur, then the Agent shall at the request, or may with the consent, of the holders of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the Notes then outstanding or, if no Note is then out-standing, Banks having at least sixty-six and two-thirds percent (66-2/3%) of the Commitments, (a) by notice to the Borrower, declare the Commitment of each Bank and the several obligation of each Bank to make Loans hereunder to be terminated, whereupon the same shall forthwith terminate, and (b) declare the Notes and all interest accrued and unpaid thereon, and all other amounts pay-able under the Notes, this agreement and the other Loan Docu-ments, to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts, shall become and be forthwith due and payable without presentment, demand, protest, or further notice of any kind (including, without limitation, notice of default, notice of intent to accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; provided, however, that with respect to any Event of
          --------  -------
Default described in Section 11.8 hereof, (i) the Commitment of each Bank and the obligation of the Banks to make Loans shall automatically be terminated and (ii) the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon, and all such other amounts payable under the Notes, this Agreement and the other Loan Documents, shall automatically become immedi-ately due and payable, without presentment demand, protest, or any notice of any kind (including, without limitation, notice of default, notice of intent to accelerate and notice of accelera-
tion), all of which are hereby expressly waived by the Borrower:

     11.1  Failure to Pay Principal or Interest.  The Borrower
           ------------------------------------
does not pay, repay or prepay any principal of or interest on any Note or any Short-Term Credit Facility Note when due; or

     11.2  Failure to Pay Commitment Fee or Other Amounts.  The
           ----------------------------------------------
Borrower does not pay any commitment fee or any other obligation or amount payable under this Agreement, the Short-Term Credit Facility Agreement, the Notes, the Short-Term Credit Facility Notes, or any Letter of Credit Reimbursement Agreement within two
(2) calendar days after the same shall have become due; or

     11.3  Failure to Pay Other Debt.  The Borrower or any
           -------------------------
Subsidiary fails to pay principal or interest aggregating more than $1,000,000.00 on any other Debt when due and any related grace period has expired, or the holder of any of such other Debt declares such Debt due prior to its stated maturity because of the Borrower's or any Subsidiary's default thereunder and the expiration of any related grace period; or

     11.4  Misrepresentation or Breach of Warranty.  Any repre-
           ---------------------------------------
sentation or warranty made by the Borrower herein or otherwise furnished to the Bank in connection with this Agreement or any other Loan Document shall be incorrect, false or misleading in any material respect when made; or

     11.5  Violation of Negative Covenants.  The Borrower vio-
           -------------------------------
lates any covenant, agreement or condition contained in Sections
10.2, 10.3, 10.5, 10.6, 10.9, 10.10, 10.11, or 10.15; or

     11.6  Violation of Other Covenants, Etc.  The Borrower vio-
           ---------------------------------
lates any other covenant, agreement or condition contained herein (other than the covenants, agreements and conditions set forth or described in Sections 11.1, 11.2, 11.3, 11.4, and 11.5 above) or in any other Loan Document and such violation shall not have been remedied within (30) days after written notice has been received by the Borrower from the Bank or the holder of the Note; or

     11.7  Bankruptcy and Other Matters.  The Borrower or any
           ----------------------------
Subsidiary (a) makes an assignment for the benefit of creditors; or (b) admits in writing its inability to pay its debts generally as they become due; or (c) generally fails to pay its debts as they become due; or (d) files a petition or answer seeking for itself, or consenting to or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any applicable Debtor Law (including, without limitation, the Federal Bankruptcy Code); or (i) there is appointed a receiver, custodian, liquidator, fiscal agent, or trustee of the Borrower or any Subsidiary or of the whole or any substantial part of their respective assets; or (ii) any court enters an order, judgment or decree approving a petition filed against the Borrower or any Subsidiary seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any Debtor Law and either such order, decree or judgment so filed against it is not dismissed or stayed (unless and until such stay is no longer in effect) within thirty
(30) days of entry thereof or an order for relief is entered pursuant to any such law; or

     11.8  Dissolution.  Any order is entered in any proceeding
           -----------
against the Borrower or any Subsidiary decreeing the dissolution, liquidation, winding-up or split-up of the Borrower or such Sub-sidiary, and such order remains in effect for thirty (30) days; or

     11.9  Undischarged Judgment.  Final Judgment or judgments in
           ---------------------
the aggregate, that might be or give rise to Liens on any property of the Borrower or any Subsidiary, for the payment of money in excess of $1,000,000.00 shall be rendered against the Borrower or any Subsidiary and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or

     11.10 Environmental Matters.  The occurrence of any of the
           ---------------------
following events that could result in liability to the Borrower or any Subsidiary under any Environmental Law or the creation of a Lien on any property of the Borrower or any Subsidiary in favor of any governmental authority or any other Person for any liability under any Environmental Law or for damages arising from costs incurred by such Person in response to a Release or threatened Release of Hazardous Materials into the environment if any such asserted liability or Lien exceeds $5,000,000.00 and if any such lien would cover any property of the Borrower or any Subsidiary which property is or would reasonably be considered to be integral to the operations of the Borrower or any Subsidiary in the ordinary course of business:

          (a) the Release of Hazardous Materials at, upon, under or within the property owned or leased by the Borrower or any Subsidiary or any contiguous property;

          (b) the receipt by the Borrower or any Subsidiary of any summons, claim, complaint, judgment, order or similar notice that it is not in compliance with or that any governmental authority is investigating its compliance with any Environmental Law;

          (c) the receipt by the Borrower or any Subsidiary of any notice or claim to the effect that it is or may be liable for the Release or threatened Release of Hazardous Materials into the environment; or

          (d) any governmental authority incurs costs or expenses in response to the Release of any Hazardous Material which affects in any way the properties of the Borrower or any Subsidiary.

     11.11 Other Remedies.  In addition to and cumulative of any
           --------------
rights or remedies expressly provided for in this Section 11, if any one or more Events of Default shall have occurred, the Agent shall at the request, and may with the consent, of the Majority Banks proceed to protect and enforce the rights of the Banks hereunder by any appropriate proceedings. The Agent shall at the request, and may with the consent, of the Majority Banks also proceed either by the specific performance of any covenant or agreement contained in this Agreement or by enforcing the payment of the Notes or by enforcing any other legal or equitable right provided under this Agreement or the Notes or otherwise existing under any law in favor of the holder of the Notes.

     11.12 Remedies Cumulative.  No remedy, right or power con-
           -------------------
ferred upon the Banks is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.


12.  THE AGENT

     12.1 Authorization and Action. Each Bank hereby appoints ------------------------ Chase as its Agent under and irrevocably authorizes the Agent (subject to Sections 12.1 and 12.7) to take such action as the Agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Without limitation of the foregoing, each Bank expressly authorizes the Agent to execute, deliver, and perform its obligations under this Agree-ment, and to exercise all rights, powers, and remedies that the Agent may have hereunder. As to any matters not expressly pro-vided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act, or to refrain from acting (and shall be fully protected in so acting or refraining from acting), upon the instructions of the Majority Banks, and such instructions shall be binding upon all the Banks and all holders of any Note; provided, however, that the Agent shall not be required to take
--------  -------
any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

     12.2  Agent's Reliance, Etc.  Neither the Agent nor any of
           ---------------------
its directors, officers, agents, or employees shall be liable to any Bank for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Notes and the other Loan Documents, except for its or their own gross negli-gence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the original or any successor holder of any Note as the holder there-of until the Agent receives notice from the Bank which is the payee of such Note concerning the assignment of such Note; (b) may employ and consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable to any Bank for any action taken, or omitted to be taken, in good faith by it or them in accordance with the advice of such counsel, accountants, or experts received in such consultations and shall not be liable for any negligence or misconduct of any such counsel, accountants, or other experts; (c) makes no warranty or represen-tation to any Bank and shall not be responsible to any Bank for any opinions, certifications, statements, warranties, or repre-sentations made in or in connection with this Agreement; (d) shall not have any duty to any Bank to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any other instrument or docu-ment furnished pursuant thereto or to satisfy itself that all conditions to and requirements for any Loan have been met or that the Borrower is entitled to any Loan or to inspect the property (including the books and records) of the Borrower or any Subsidi-ary; (e) shall not be responsible to any Bank for the due execu-tion, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of this Agreement by acing upon any notice, consent, certificate, or other instrument or writing (which may be by telegram, cable, telex, or otherwise) believed by it to be genuine and signed or sent by the proper party or
                                              ------------
parties.

     12.3  Defaults.  The Agent shall not be deemed to have
           --------
knowledge of the occurrence of a Default (other than the non-payment of principal of or interest hereunder or of any fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a Notice of Default. In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such nonpayment). The Agent shall (subject to
Section 12.7) take such action with respect to such Default; provided that, unless and until the Agent shall have received the
-------- ----
directions referred to in Sections 12.1 or 12.7, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable and in the best interest of the Banks.

     12.4  Chase and Affiliates.  With respect to its Commitment,
           --------------------
any Loan made by it, and the Note issued to it, Chase shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Chase in its individual capacity. Chase and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its respective Affiliates and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if Chase were not the Agent and without any duty to account therefor to the Banks.

     12.5  Non-Reliance on Agent and Other Banks.  Each Bank
           -------------------------------------
agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and infor-mation as it has deemed appropriate, made its own credit analysis of the Borrower and each Subsidiary and its decision to enter into the transactions contemplated by this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or to inspect the properties or books of the Borrower or any Subsidiary. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of the Borrower or any Subsidiary (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

     12.6  Indemnification.  Notwithstanding anything to the
           ---------------
contrary herein contained, the Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of its taking or continuing to take any action. Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Borrower), according to such Bank's Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and dis-bursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the Notes or any action taken or omitted by the Agent under this Agreement or the Notes; provided that no Bank shall be liable for any portion of
       -------- ----
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the person being indemnified; and provided further that it is the
                              -------- -------
intention of each Bank to indemnify the Agent against the con-sequences of the Agent's own negligence, whether such negligence be sole, joint, concurrent, active or passive. Without limita-tion of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its Pro Rata Percentage of any out-of-pocket expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, administration, or enforce-ment of, or legal advice in respect of rights or responsibilities under, this Agreement and the Notes, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

     12.7  Successor Agent.  The Agent may resign at any time as
           ---------------
Agent under this Agreement by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks or shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000.00. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obliga-tions under this Agreement. After any retiring Agent's resigna-tion or removal hereunder as Agent, the provisions of this
Section 12 shall
inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     12.8  Agent's Reliance.  The Borrower shall notify the Agent
           ----------------
in writing of the names of its officers and employees authorized to request a Loan on behalf of the Borrower and shall provide the Agent with a specimen signature of each such officer or employee. The Agent shall be entitled to rely conclusively on such officer's or employee's authority to request a Loan on behalf of the Borrower until the Agent receives written notice from the Borrower to the contrary. The Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing, and, with respect to any oral request for a Loan, the Agent shall have no duty to verify the identity of any Person representing himself as one of the officers or employees autho-rized to make such request on behalf of the Borrower. Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent or such Bank believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith.


13.  MISCELLANEOUS

     13.1  Representation by the Banks.  Each Bank represents
           ---------------------------
that it is the intention of such Bank, as of the date of its acquisition of its Note, to acquire the Note for its account or for the account of its Affiliates, and not with a view to the distribution or sale thereof, and, subject to any applicable laws, the disposition of such Bank's property shall at all times be within its control. The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be transferred, sold or otherwise disposed of except
                                                          ------
(a) in a registered Offering under the Securities Act; (b) pursu-ant to an exemption from the registration provisions of the Securities Act; or (c) if the Securities Act shall not apply to the Notes or the transactions contemplated hereunder as commer-cial lending transactions.

     13.2  Amendments, Waivers, Etc.  No amendment or waiver of
           ------------------------
any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks, and then such waiver or consent shall be effec-tive only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or
                 --------  -------
consent shall, unless in writing and signed by each Bank, do any of the following: (a) waive any of the conditions specified in
Section 8; (b) increase the Commitment of any Bank or alter the term thereof, or subject any Bank to any additional or extended obligations; (c) change the principal of, or rate of interest on, any Note, or any fees or other amounts payable hereunder; (d) postpone any date fixed for any payment of principal of, or interest on, any Note, or any fees (including, without limita-tion, any fee) or other amounts payable hereunder; (e) change the percentage of the Commitments or of the aggregate unpaid princi-pal amount of any Note, or the number of Banks which shall be required for Banks, or any of them, to take any action hereunder; or (f) amend this Section 13.2; and provided, further, that no
                                    --------  -------
amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to each Bank, affect the rights or duties of the Agent under any Loan Document. No failure or delay on the part of any Bank or the Agent in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between the Borrower and any Bank or the Agent shall operate as a waiver of any right of any Bank or the Agent. No modification or waiver of any provision of this Agreement or the Note nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     13.3  Reimbursement of Expenses.  Other than expenses pro-
           -------------------------
vided in Section 9.7, any provision hereof to the contrary not-withstanding, and whether or not the transactions contemplated by this Agreement shall be consummated, the Borrower agrees to reim-burse the Bank for its reasonable out-of-pocket expenses, including the reasonable fees and expenses of counsel to the Bank, in connection with such transactions, or any of them, or otherwise in connection with this Agreement, including its nego-tiation, preparation, execution, administration, modification and enforcement, and all reasonable fees, including the reasonable fees and expenses of counsel to the Agent and each Bank, costs and expenses of the Agent for environmental consultants and costs and expenses of the Agent and each Bank in connection with due diligence, transportation, computer time and research and dupli-cation. The Borrower agrees to pay any and all stamp and other taxes which may be payable or determined to be payable in connec-tion with the execution and delivery of this Agreement or the Notes, and to save any holder of any Note harmless from any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes. The obligations of the Borrower under this Section 13.3 shall survive the termination of this Agreement and/or the payment of the Notes.

     13.4  Notices.   All notices and other communications pro-
           -------
vided for herein shall be in writing (including telex, facsimile, or cable communication) and shall be mailed, telecopied, telexed, cabled or delivered addressed as follows:

          (a)   If to the
                Borrower,
                to it at:     Southern Union Company
                              504 Lavaca, Suite 800
                              Austin, Texas   78701
                              Attention:  Mr. Ronald J. Endres
                              Fax:  (512) 370-8253

                with copies
                to:           Susan Westbrook, Esq.
                              Ms. Cheryl Yager
                              Southern Union Company
                              504 Lavaca, Suite 800
                              Austin, Texas   78701
                              Fax:  (512) 370-8253

          (b)   If to the
                Agent, to
                it at:        Chase Bank of Texas,
                              National Association
                              700 Lavaca, 2nd Floor
                              Austin, Texas   78701
                              Attention:  Manager/Regional
                                          Lending Group
                              Fax:  (512) 479-2853
                with a
                copy to:      Chase Bank of Texas,
                              National Association
                              1111 Fannin, 9th Floor
                              Houston, Texas  77002
                              Attention:  Manager/Loan
                                          Syndication Services
                              Fax:  (713) 750-3810

and if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule 13.4 attached hereto, or as to the
                     -------------
Borrower or the Agent, to such other address as shall be desig-nated by such party in a written notice to the other party and, as to each other party, at such other address as shall be desig-nated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telecopied, telexed, transmitted, or cabled, become effective when deposited in the mail, confirmed by telex answerback, transmitted to the telecopier, or delivered to the cable com-pany, except that notices and communications to the Agent under Sections 2.1(c) or 2.2 shall not be effective until actually received by the Agent.

     13.5  Governing Law.  THIS AGREEMENT AND THE NOTES SHALL BE
           -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; provided,
                                                  --------
however, that Chapter 346 of the Texas Finance Code, as amended,
-------
shall not apply to this Agreement and the Notes issued hereunder.

     13.6  Survival of Representations, Warranties and Covenants.
           -----------------------------------------------------
All representations, warranties and covenants contained herein or made in writing by the Borrower in connection herewith shall sur-vive the execution and delivery of this Agreement and the Notes, and will bind and inure to the benefit of the respective succes-sors and assigns of the parties hereto, whether so expressed or not, provided that the undertaking of the Banks to make the Loans
     -------- ----
to the Borrower shall not inure to the benefit of any successor or assign of the Borrower. No investigation at any time made by or on behalf of the Banks shall diminish the Banks' rights to rely on any representations made herein or in connection here-with. All statements contained in any certificate or other written instrument delivered by the Borrower or by any Person authorized by the Borrower under or pursuant to this Agreement or in connection with the transactions contemplated hereby shall constitute representations and warranties hereunder as of the time made by the Borrower.

     13.7  Counterparts.  This Agreement may be executed in
           ------------
several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument and all such separate counterparts shall constitute but one and the same instrument.

     13.8  Separability.  Should any clause, sentence, paragraph
           ------------
or section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agree-ment, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Agreement shall be construed (absent an express contrary pro-vision herein) as being independent of each other covenant con-tained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

     13.9  Descriptive Headings.  The section headings in this
           --------------------
Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in con-struing the terms and provisions of this Agreement.

     13.10 Accounting Terms.  All accounting terms used herein
           ----------------
which are not expressly defined in the Agreement, or the respective meanings of which are not otherwise qualified, shall have the respective meanings given to them in accordance with GAAP.

     13.11 Limitation of Liability.  No claim may be made by the
           -----------------------
Borrower or any other Person against the Agent or any Bank or the Affiliates, directors, officers, employees, attorneys, or agents of the Agent or any Bank for any special, indirect, consequen-tial, or punitive damages in respect to any claim for breach of contract arising out of or related to the transactions contem-plated by this Agreement, or any act, omission, or event occurring in connection herewith and the Borrower hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     13.12 Set-Off.  The Borrower hereby gives and confirms to
           -------
each Bank a right of set-off of all moneys, securities and other property of the Borrower (whether special, general or limited) and the proceeds thereof, now or hereafter delivered to remain with or in transit in any manner to such Bank, its Affiliates, correspondents or agents from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or other-wise or coming into possession of such Bank, its Affiliates, correspondents or agents in any way, and also, any balance of any deposit accounts and credits of the Borrower with, and any and all claims of security for the payment of the Notes and of all other liabilities and obligations now or hereafter owed by the Borrower to such Bank, contracted with or acquired by such Bank, whether such liabilities and obligations be joint, several, absolute, contingent, secured, unsecured, matured or unmatured, and the Borrower hereby authorizes each Bank, its Affiliates, correspondents or agents at any time or times, without prior notice, to apply such money, securities, other property, pro-ceeds, balances, credits of claims, or any part of the foregoing, to such liabilities in such amounts as it may select, whether such liabilities be contingent, unmatured or otherwise, and whether any collateral security therefor is deemed adequate or not. The rights described herein shall be in addition to any collateral security, if any, described in any separate agreement executed by the Borrower.

     13.13 Sale or Assignment

          (a) Subject to the prior written consent of the Agent and the Borrower, such consent not to be unreasonably withheld, each Bank may assign to an Eligible Assignee all or a portion of its rights and obligations under this Agreement (including, with-out limitation, all or a portion of its Commitments and the Note held by it); provided, however, that: (i) each such assignment
             --------  -------
shall be of a constant, and not a varying, percentage of all of the assigning Banks rights and obligations under this Agreement;
(ii) the amount of the Commitments so assigned shall equal or exceed $5,000,000.00; (iii) the Commitment of each Bank shall be not less than $5,000,000.00 (subject only to reductions pursuant to Sections 4.6 and 11 hereof); (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance in the form of Exhibit D
                                                      ---------
attached hereto and made a part hereof (the "Assignment and Acceptance"), together with any Note subject to such assignment and a processing and recordation fee of $2,000.00; and (v) any such assignment from one

Bank to another Bank shall not require the consent of the Agent or the Borrower if such assignment does not result in any Bank holding more than 60% of the aggregate outstanding Commitments. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date on which such Assignment and Acceptance is accepted by the Agent, (A) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank under the Loan Documents, and (B) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

          (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the Eligible Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Sub-sidiary or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instru-ment or document furnished pursuant thereto; (iii) such Eligible Assignee confirms that it has received a copy of the Loan Docu-ments, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Eligible Assignee, independently and without reliance upon the Agent, such assigning Bank, or any Bank and based on such docu-ments and information as it shall deem appropriate at the time, will continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Eligible Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under any Loan Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such Eligible Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

          (c) The Agent shall maintain at its address referred to in Section 13.4 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recorda-tion of the names and addresses of Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and Banks may treat each Person whose name is recorded in the Register as Bank hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank, together with any Note subject to such assignment, the Agent, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D,
                                                   ---------
shall (i) accept such

Assignment and Acceptance; (ii) record the information contained therein in the Register; and (iii) give prompt notice thereof to the Borrower. Within three (3) Business Days after its receipt of such notice, the Borrower at its own expense, shall execute and deliver to the Agent in exchange for each surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commit-ment hereunder, a new Note to the order of the assigning Bank in an amount equal to the Commitment retained by it hereunder. The new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit D
                                                ---------
attached hereto and made a part hereof. Upon receipt by the Agent of each such new Note conforming to the requirements set forth in the preceding sentences, the Agent shall return to the Borrower each such surrendered Note marked to show that each such surrendered Note has been replaced, renewed, and extended by such new Note.

          (e) Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limita-tion, all or a portion of its Commitment and the Note held by
it); provided, however, that (i) each Bank's obligations under
     -----------------
this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged; (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) except as provided below, such Bank shall remain the holder of any such Note for all purposes of this Agreement; and (iv) the participating banks or other entities shall be entitled to the benefits of Sections 2.3 and 4.6 to recover costs, losses and expenses in the circum-stances, and to the extent provided in Section 2.3, as though such participant were a Bank; provided, however, the amounts to
                              --------  -------
which a participant shall be entitled to obtain pursuant to Sections 2.3 and 4.6 shall be determined by reference to such participant's selling Bank and shall be recoverable solely from such selling Bank and (v) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with the selling Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents; provided, however,
                                             --------  -------
the selling Bank may grant a participant rights with respect to amendments, modification or waivers with respect to any fees pay-able hereunder to such Bank (including the amount and the dates fixed for the payment of any such fees) or the amount of princi-pal or the rate of interest payable on, the dates fixed for any payment of principal or interest on, the Loans, or the release of any obligations of the Borrower hereunder and under the other Loan Documents, or the release of any security for any of the Obligations. Except with respect to cost protections contained in Sections 2.3 and 4.6, no participant shall be a third party beneficiary of this Agreement and shall not be entitled to enforce any rights provided to its selling Bank against the Company under this Agreement.

     13.14 Non U.S. Banks.  Prior to the date of the initial Bor-
           --------------
rowings hereunder, and from time to time thereafter if requested by the Borrower or the Agent, each Bank organized under the laws of a jurisdiction outside the United States of America shall provide the Agent and the Borrower with the forms prescribed by the Internal Revenue Service of the United States of America certifying such Banks exemption from United States withholding taxes with respect to all payments to be made to such Bank here-under or under such Bank's Note. Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under such Bank's Note are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Bor-rower or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States.

    13.15 Interest.  All agreements between the Borrower, the
          --------
Agent or any Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on any Note or otherwise, shall the amount paid, or agreed to be paid, to the Agent or any Bank for the use, forbear-ance, or detention of the money to be loaned under this Agreement or otherwise or for the payment or performance of any covenant or obligation contained herein or in any document related hereto exceed the amount permissible at the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any pro-vision hereof or of any of such documents, at the time perfor-mance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be filled shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent or any Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduc-tion of the principal amount owing on account of the Notes or the amounts owing on other obligations of the Borrower to the Agent or any Bank under this Agreement or any document related hereto and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Notes and the amounts owing on other obligations of the Borrower to the Agent or any Bank under this Agreement or any document related hereto, as the case may be, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Agent or any Bank for the use, forbearance, or detention of the indebtedness of the Bor-rower to the Agent or any Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (Including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. The terms and provisions of this Section 13.15 shall control and supersede every other provision of all agreements between the Borrower and the Banks.

     13.16 Indemnification.  THE BORROWER AGREES TO INDEMNIFY,
           ---------------
DEFEND, AND SAVE HARMLESS THE AGENT, EACH BANK AND THEIR RESPEC-TIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS, AND EACH OF THEM (THE "INDEMNIFIED PARTIES"), FROM AND AGAINST ALL CLAIMS, ACTIONS, SUITS, AND OTHER LEGAL PROCEEDINGS, DAMAGES, COSTS, INTEREST, CHARGES, TAXES, COUNSEL FEES, AND OTHER EXPENSES AND PENALTIES (INCLUDING WITHOUT LIMITATION ALL ATTORNEY FEES AND COSTS OR EXPENSES OF SETTLEMENT) WHICH ANY OF THE INDEMNIFIED PARTIES MAY SUSTAIN OR INCUR BY REASON OF OR ARISING OUT OF (A) THE MAKING OF ANY LOAN HEREUNDER, THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE NOTES AND THE CONSUMMATION OF THE TRANSAC-TIONS CONTEMPLATED THEREBY AND THE EXERCISE OF ANY OF THE BANKS' RIGHTS UNDER THIS AGREEMENT AND THE NOTES OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, DAMAGES, COSTS, AND EXPENSES INCURRED BY ANY OF THE INDEMNIFIED PARTIES IN INVESTIGATING, PREPARING FOR, DEFENDING AGAINST, OR PROVIDING EVIDENCE, PRO-DUCING DOCUMENTS, OR TAKING ANY OTHER ACTION IN RESPECT OF ANY COMMENCED OR THREATENED LITIGATION UNDER ANY FEDERAL SECURITIES

LAW OR ANY SIMILAR LAW OF ANY JURISDICTION OR AT COMMON LAW OR
(B) ANY AND ALL CLAIMS OR PROCEEDINGS (WHETHER BROUGHT BY A PRIVATE PARTY, GOVERNMENTAL AUTHORITY OR OTHERWISE) FOR BODILY INJURY, PROPERTY DAMAGE, ABATEMENT, REMEDIATION, ENVIRONMENTAL DAMAGE, OR IMPAIRMENT OR ANY OTHER INJURY OR DAMAGE RESULTING FROM OR RELATING TO THE RELEASE OF ANY HAZARDOUS MATERIALS LOCATED UPON, MIGRATING INTO, FROM, OR THROUGH OR OTHERWISE RELATING TO ANY PROPERTY OWNED OR LEASED BY THE BORROWER OR ANY SUBSIDIARY (WHETHER OR NOT THE RELEASE OF SUCH HAZARDOUS MATERIALS WAS CAUSED BY THE BORROWER, ANY SUBSIDIARY, A TENANT, OR SUBTENANT OF THE BORROWER OR ANY SUBSIDIARY, A PRIOR OWNER, A TENANT, OR SUBTENANT OF ANY PRIOR OWNER OR ANY OTHER PARTY AND WHETHER OR NOT THE ALLEGED LIABILITY IS ATTRIBUTABLE TO THE HANDLING, STORAGE, GENERATION, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS MATERIALS OR THE MERE PRESENCE OF ANY HAZARDOUS MATERIALS ON SUCH PROPERTY; PROVIDED THAT THE BORROWER SHALL NOT
                            -------------
BE LIABLE TO THE INDEMNIFIED PARTIES WHERE THE RELEASE OF SUCH HAZARDOUS MATERIALS OCCURS AT ANY TIME AT WHICH THE BORROWER OR ANY SUBSIDIARY CEASES TO OWN SUCH PROPERTY); AND PROVIDED FURTHER
                                                 ----------------
THAT NO INDEMNIFIED PARTY SHALL BE ENTITLED TO THE BENEFITS OF THIS SECTION 13.16 TO THE EXTENT ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT CONTRIBUTED TO ITS LOSS; AND PROVIDED FURTHER
                                                ----------------
THAT IT IS THE INTENTION OF THE BORROWER TO INDEMNIFY THE INDEM-NIFIED PARTIES AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE. THIS AGREEMENT IS INTENDED TO PROTECT AND INDEMNIFY THE INDEMNI-FIED PARTIES AGAINST ALL RISKS HEREBY ASSUMED BY THE BORROWER. FOR PURPOSES OF THE FOREGOING SECTION 13.16, THE PHRASE "CONSUM-MATION OF THE TRANSACTIONS CONTEMPLATED THEREBY" SET FORTH IN SUBPARAGRAPH (A) ABOVE SHALL INCLUDE, BUT NOT BE LIMITED TO, THE FINANCING OF ANY CORPORATE TAKEOVER PERMITTED HEREUNDER AND THE BORROWER'S USE OF THE LOAN PROCEEDS FOR THE PURPOSE OF ACQUIRING ANY EQUITY INTERESTS DESCRIBED IN SUBPARAGRAPH (II) OF THE DEFINITION OF "QUALIFYING ASSETS" SET FORTH IN THIS AGREEMENT (AS AMENDED). THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION
13.16 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND THE REPAYMENT OF THE NOTES.

     13.17 Payments Set Aside.  To the extent that the Borrower
           ------------------
makes a payment or payments to the Agent or any Bank or the Agent or any Bank exercises its right of set off, and such payment or payments or the proceeds of such set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any Debtor Law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect as if such payment had not been made or set off had not occurred.

     13.18 Loan Agreement Controls.  If there are any conflicts
           -----------------------
or inconsistencies among this Agreement and any other document executed in connection with the transactions connected herewith, the provisions of this Agreement shall prevail and control.

     13.19 Obligations Several.  The obligations of each Bank
           -------------------
under this Agreement and the Note to which it is a party are several, and no Bank shall be responsible for any obligation or Commitment of any other Bank under this Agreement and the Note to which it is a party. Nothing contained in this Agreement or the Note to which it is a party, and no action taken by any Bank pursuant thereto, shall be deemed to constitute the Banks to be a partnership, an association, a joint venture, or any other kind of entity.

     13.20 Pro Rata Treatment.  All Loans under, and all payments
           ------------------
and other amounts received in connection with this Agreement (including, without limitation, amounts received as a result of the exercise by any Bank of any right of set off) shall be effectively shared by the Banks ratably in accordance with the respective Pro Rata Percentages of the Banks. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise) on account of the principal of, or interest on, or fees in respect of, any Note held by it (other than pursuant to Section 2.3(d)) in excess of its Pro Rata Percentage of payments on account of similar Notes obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Notes or Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided,
                                                       --------
however, that if all or any portion of such excess payment is
-------
thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (a) the amount of such Bank's required repayment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Disproportionate payments of interest shall be shared by the purchase of separate participations in unpaid interest obligations, disproportionate payments of fees shall be shared by the purchase of separate participations in unpaid fee obliga-tions, and disproportionate payments of principal shall be shared by the purchase of separate participations in unpaid principal obligations. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 13.20 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. Notwithstanding the foregoing, a Bank may receive and retain an amount in excess of its Pro Rata Percentage to the extent but only to the extent, that such excess results from such Bank's Highest Lawful Rate exceeding another Bank's Highest Lawful Rate.

     13.21 Replacement of Amended and Restated Credit Agreement.
           ----------------------------------------------------
Effective as of the Closing Date, this Agreement and the Short-Term Credit Facility Agreement together supersede and replace that certain Amended and Restated Revolving Credit Agreement dated effective December 31, 1997, executed by and among the Borrower, the Banks, and the Agent.

     13.22 Final Agreement.  THIS WRITTEN AGREEMENT REPRESENTS
           ---------------
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRA-
DICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

AGREEMENT'S OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREE-
MENTS BETWEEN THE PARTIES.



     IN WITNESS WHEREOF, the parties hereto, by their respective officers thereunto duly authorized, have executed this Agreement on the dates set forth below to be effective as of November 10, 1998.


                            SOUTHERN UNION COMPANY



                            By RONALD J. ENDRES
                               ----------------
                               Ronald J. Endres
                               Executive Vice President



Commitment:                 CHASE BANK OF TEXAS, NATIONAL
$15,000,000.00              ASSOCIATION, for itself and as Agent
                            for the Banks


                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------


Commitment:                 CREDIT LYONNAIS NEW YORK BRANCH
$9,000,000.00


                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------



Commitment:                 NATIONSBANK, N.A.
$13,500,000.00


                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------

Commitment:                 THE FIRST NATIONAL BANK OF CHICAGO
$13,500,000.00


                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------



Commitment:                 THE BANK OF NOVA SCOTIA
$9,000,000.00


                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------

                          EXHIBIT A

                       REVOLVING NOTE
                (Long-Term Credit Facility)


$                                                        , 19
 ----------------                         ---------------    ----

     FOR VALUE RECEIVED, the undersigned, SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (the "Bor-rower"), HEREBY PROMISES TO PAY to the order of
                                                ----------------
                                         (the "Bank"), on or be-
----------------------------------------
fore                             (the "Maturity Date"), the prin-
     ---------------------------
cipal sum of      Million and No/100ths Dollars ($  ,000,000.00)
                                                  --
in accordance with the terms and provisions of that certain
Revolving Credit Agreement dated                 , 1998, by and
                                 ----------------
among the Borrower, the Bank, the other banks named on the signa-ture pages thereof, and CHASE BANK OF TEXAS, NATIONAL ASSOCIA-TION, as Agent (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

     The outstanding principal balance of this Revolving Note shall be payable at the Maturity Date. The Borrower promises to pay interest on the unpaid principal balance of this Revolving Note from the date of any Loan evidenced by this Revolving Note until the principal balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this Revolving Note from and including the date of any Loan evidenced by this Revolving Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.2(c) of the Credit Agreement.

     Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set off or counterclaim to the account of the Agent at the principal office of Chase Bank of Texas, National Association in Houston, Texas (or such other address as the Agent under the Credit Agreement may specify) not later than noon (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

     If any payment of interest or principal herein provided for is not paid when due, then the owner or holder of this Revolving Note may at its option, by notice to the Borrower, declare the unpaid, principal balance of this Revolving Note, all accrued and unpaid interest thereon and all other amounts payable under this Revolving Note to be forthwith due and payable, whereupon this Revolving Note, all such interest and all such amounts shall become and be forthwith due and payable in full, without present-ment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrower.

     If any payment of principal or interest on this Revolving Note shall become due on a Saturday, Sunday, or public holiday on which the Agent is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connec-tion with such payment.

     In addition to all principal and accrued interest on this Revolving Note, the Borrower agrees to pay (a) all reasonable costs and expenses incurred by the Agent and all owners and holders of this Revolving Note in collecting this Revolving Note through any probate, reorganization bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Revolving Note is placed in the hands of an attorney for collec-tion after default.

     All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Revolving Note or otherwise, shall the amount paid, or agreed to be paid, to the Bank for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Revolving Note or otherwise or for the payment or perfor-mance of any covenant or obligation contained in the Credit Agreement or this Revolving Note exceed the amount permissible at Highest Lawful Rate. If as a result of any circumstances whatso-ever, fulfillment of any provision hereof or of the Credit Agree-ent at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by appli-cable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, the Bank shall ever receive interest or any-thing which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Revolving Note or the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Revolving Note and the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement, as the case may be, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, the Borrower and the Bank shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal parts during the period of the full stated term of this Revolving Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Revolving Note.

     This Revolving Note is one of the Notes provided for in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Revolving Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date; but notwithstanding such occurrence this Revolving Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

     Except as otherwise specifically provided for in the Credit Agreement, the Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE
FEDERAL LAW.

     IN WITNESS WHEREOF, the Borrower has caused this Revolving
Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.


                            SOUTHERN UNION COMPANY





                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------

                           EXHIBIT B

                      NOTICE OF BORROWING

                 (Long-Term Credit Facility)

     The undersigned hereby certifies that s/he is an officer of SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (the "Borrower"), authorized to execute this Notice of Borrowing on behalf of the Borrower. With reference to that
certain Revolving Credit Agreement dated                   , 1998
                                         ------------------
(as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Credit Agreement") entered into by and between the Borrower, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Agent, and the Banks identified therein, the undersigned further certifies, represents and warrants to Banks on behalf of the Borrower that to his best knowledge and belief after reasonable and due investigation and review, all of the following statements are true and correct (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

     (a)   Borrower requests that the Banks advance to the Bor-
rower the aggregate sum of $                by no later than
                            ---------------
                   , 19     (the "Borrowing Date").  Immediately
-------------------    ----
following such Loan, the aggregate outstanding balance of Loans
shall equal $                .  Borrower requests that the Loans
             ----------------
bear interest as follows:

          (i)   The principal amount of the Loans, if any, which
shall bear interest at the Alternate Base Rate requested to be
made by the Banks is $               .  The initial Rate Period
                      ---------------
for such Loans shall be 90 days.
                        -------

          (ii) The principal amount of the Loans, if any, which shall bear interest at the CD Rate for which the Rate Period
shall be 30 days requested to be made by the Banks is $         .
         -------                                       ---------

          (iii) The principal amount of the Loans, if any, which shall bear interest at the CD Rate for which the Rate Period
shall be 60 days requested to be made by the Banks is $         .
         -------                                       ---------

          (iv)  The principal amount of the Loans, if any, which
shall bear interest at the CD Rate for which the Rate Period shall be 90 days requested to be made by the Banks is
         -------
$             .
 -------------

          (v)   The principal amount of the Loans, if any, which
shall bear interest at the CD Rate for which the Rate Period shall be 180 days requested to be made by the Banks is
         --------
$             .
 -------------

          (vi)  The principal amount of the Loans, if any, which
shall bear interest at the Eurodollar Rate for which the Rate
Period shall be fifteen days requested to be made by the Banks is
                ------------
$              .
 --------------

          (vii) The principal amount of the Loans, if any, which
shall bear interest at the Eurodollar Rate for which the Rate
Period shall be one month requested to be made by the Banks is
                ---------
$              .
 --------------

          (viii) The principal amount of the Loans, if any, which
shall bear interest at the Eurodollar Rate for which the Rate
Period shall be two months requested to be made by the Banks is
                ----------
$              .
 --------------

          (ix)  The principal amount of the Revolving Loans, if
any, which shall bear interest at the Eurodollar Rate for which the Rate Period shall be three months requested to be made by the
                         ------------
Banks is $              .
          --------------

          (x)   The principal amount of the Revolving Loans, if
any, which shall bear interest at the Eurodollar Rate for which the Rate Period shall be six months requested to be made by the
                         ----------
Banks is $              .
          --------------

     (b) The proceeds of the borrowing shall be deposited into Borrower's demand deposit account at Chase Bank of Texas, National Association more fully described as follows:

     Account No. 09916100522, styled Southern Union Company.

     (c)   Of the aggregate sum to be advanced, $
                                                 --------------
will be advanced to provide working capital pursuant to Section
6.1(a) of the Credit Agreement and $             will be advanced
                                    ------------
for the purposes set forth in Section 6.1(b) of the Credit Agree-
ment; and $               will be advanced for the purposes set
           --------------
forth in Section 6.1(c) of the Credit Agreement; and $
                                                      -----------
will be advanced for the purposes of replacing Loans currently outstanding under the Credit Agreement.

     (d)   Of the aggregate sum to be advanced, $
                                                 --------------
corresponds to the Borrowing Base.

     (e)   The Expiration Date of each Rate Period specified in
(a) above shall be the last day of such Rate Period.


     (f) As of the date hereof, and as a result of the making of the requested Loans, there does not and will not exist any Default or Event of Default.

     (g)   The representations and warranties contained in
Section 7 of the Credit Agreement are true and correct in all material respects as of the date hereof and shall be true and correct upon the making of the requested Loan, with the same force and effect as though made on and as of the date hereof and thereof.

     (h) No change that would cause a material adverse effect on the business, operations or condition (financial or otherwise) of the Borrower has occurred since the date of the most recent
financial statements provided to the Banks dated as of          ,
                                                       ---------
19    .
  ----

     EXECUTED AND DELIVERED this      day of            , 19    .
                                 ----        -----------    ----

                            SOUTHERN UNION COMPANY



                            By
                               --------------------------------

                            Name
                                 ------------------------------

                            Title
                                  -----------------------------

                           EXHIBIT C

                 BORROWING BASE CERTIFICATE

       MONTHLY ACCOUNTING PERIOD ENDED             , 19
                                       ------------    ----


     Reference is made to that certain Revolving Credit Agreement
dated                 , 1998 (as amended, modified and supple-
      ----------------
mented and in effect from time to time, the "Credit Agreement") by and among SOUTHERN UNION COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the 'Borrower"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (the "Agent") and the Banks named therein (the "Banks"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.


     Pursuant to Section 9.1 of the Credit Agreement, the under-
signed,                            of the Borrower, hereby certi-
        --------------------------
fies that, to the best of his/her knowledge, (i) attached hereto as Annex 1 is a true and accurate calculation of the Borrowing Base as of the end of the monthly accounting period ended
                 , 19     determined in accordance with the
-----------------    ----
requirements set forth in the Credit Agreement and (ii) attached hereto as Annex 2 is an Accounts Receivable Report; (iii) and attached hereto as Annex 3 is a listing of all cash and Cash Equivalents of the Borrower; and (iv) attached hereto as Annex 4 is a listing of all Inventory of the Borrower; (v) attached here-to as Annex 5 is a listing of all Eligible Marketing Accounts of the Borrower; and (vi) attached hereto as Annex 6 is a certifica-tion by the Borrower of all PGA Receivables and all Eligible Unbilled Receivables, each of which is true and accurate in all respects.

     IN WITNESS WHEREOF, the undersigned has caused this Bor-
rowing Base Certificate to be duly executed as of the      day of
                                                      ----
                    , 19    .
--------------------    ----





                            -----------------------------------

                            Title
                                  -----------------------------

                          ANNEX I
                BORROWING BASE CERTIFICATE


Total Accounts Receivable (determined
     net of credits, rebates, discounts,
     allowances or offsets) at
                          , 19                           $
     ---------------------    ----                        -------

Less:  ineligible Accounts Receivable at
                          , 19
       -------------------    ----
       (determined without duplication):
       receivables past due more than
            60 days from the invoice
            date
                                             -------
       receivables of any Account
            Debtor for which more than
            5% of receivables remain
            unpaid over 90 days from
            invoice date
                                             -------
       receivables of at least $10,000
            each, subject to dispute,
            offset, counterclaim or
            other claim from Account
            Debtors
                                             -------
       receivables not payable in
            Dollars
                                             -------
       receivables from Account
            Debtors subject to
            bankruptcy and similar
            laws (except 366
            protection)
                                             -------
       receivables from Affiliates
                                             -------

Total of ineligible receivables                          $
                                                          -------

Total Eligible Accounts Receivable                       $
                                                          -------

Total Unbilled Accounts
     (determined net of credits,
      rebates, discounts,
      allowances or offsets)
      at                , 19                             $
         ---------------    ----                          -------

Less:  ineligible unbilled Accounts
       at               , 19
          --------------    ----
       (determined without duplica-
       tion):
       unbilled Accounts of any
            Account Debtor for
            which more than 5% of
            receivables remain
            unpaid over 90 days
            from invoice date
                                             -------
       unbilled Accounts for
            Account Debtors subject
            to bankruptcy and similar
            laws (except 366 pro-
            tection)
                                             -------
       unbilled Accounts for non-U.S.
            deliveries or not payable
            in Dollars
                                             -------
       unbilled Accounts unbilled for
            more than 30 days after
            the date of sale
                                             -------
       unbilled Accounts to Affiliates
                                             -------

Total ineligible unbilled Accounts                       $
                                                          -------

Total Eligible Unbilled Accounts                         $
                                                          -------

Cash on hand and in deposit accounts
                                             -------

U.S. Government and agency obligations
                                             -------

State obligations
                                             -------

A1/P1 Commercial Paper (90 day)
                                             -------

Certificates of Deposit
                                             -------

Mutual funds invested in the preceding
                                             -------

Total Cash and Cash Equivalents
(if less than Ba2/BB, not more than
$5,000,000.00)                                           $
                                                          -------

Eligible Inventory at          , 19                      $
                      ---------    ----                   -------

Total Marketing Accounts
                 , 19                                    $
-----------------    ----                                 -------

Less: ineligible marketing accounts
      at              , 19
         -------------    ----
      (determined without duplica-
      tion):
      receivables past due more than
          60 days from the invoice
          date
                                             -------
      receivables of any Account
          Debtor for which more
          than 5% of receivables
          remain unpaid over 90 days
          from invoice date
                                             -------
      receivables of at least
          $10,000 each, subject to
          dispute, offset, counter-
          claim or other claim from
          Account Debtors
                                             -------
      receivables not payable in
          Dollars
                                             -------
      receivables from Account
          Debtors subject to
          bankruptcy and similar
          laws (except 366 pro-
          tection)
                                             -------
      receivables from Affiliates
                                             -------

Total of ineligible Marketing
Accounts                                                 $
                                                          -------

Total Eligible Marketing Accounts
(not greater than $8,000,000.00)                         $
                                                          -------

Total PGA Receivables
               , 19                                      $
---------------    ----                                   -------

Less: ineligible PGA Receivables
      at                , 19
         ---------------    ----
      (determined without dupli-
      cation):
      receivables past due more
           than 60 days from the
           invoice date
                                             -------
      receivables of any Account
           Debtor for which more
           than 5% of receivables
           remain unpaid over 90
           days from invoice date

                                             -------
      receivables of at least
           $10,000 each, subject
           to dispute, offset,
           counterclaim or other
           claim from Account
           Debtors
                                             -------
      receivables not payable in
           Dollars
                                             -------
      receivables from Account
           Debtors subject to
           bankruptcy and similar
           laws (except 366 pro-
           tection)
                                             -------
      receivables from Affiliates
                                             -------

Total ineligible PGA Receivables                         $
                                                          -------

Total Eligible PGA Receivables                           $
                                                          -------

-----------------------------------------------------------------

95% of Eligible Accounts Receivable                      $
                                                          -------

75% of Unbilled Accounts                                 $
                                                          -------

100% of Cash and Cash Equivalents                        $
                                                          -------

50% of Eligible Inventory                                $
                                                          -------

95% of Eligible PGA Receivables                          $
                                                          -------

75% of Eligible Marketing Accounts                       $
                                                          -------

(Less:  Aggregate Principal Amounts
        outstanding under Short-Term
        Credit Facility Notes)                           ($     )
                                                          ------


TOTAL BORROWING BASE                                     $
                                                          -------

                         EXHIBIT D

                ASSIGNMENT AND ACCEPTANCE


          [NAME AND ADDRESS OF ASSIGNING BANK]




                                                         , 19
                                          ---------------    ----



--------------------------
--------------------------
--------------------------

     Re:     Southern Union Company Revolving Credit Agreement

Ladies and Gentlemen:

     We have entered into a Revolving Credit Agreement dated as
of                , 1998 (the "Credit Agreement"), among certain
   ---------------
banks (including us), Chase Bank of Texas, National Association (the "Agent") and Southern Union Company (the "Company"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

    Each reference to the Credit Agreement, the Notes, or any other document evidencing or governing the Loans (all such documents collectively, the "Financing Documents") includes each such document as amended, modified, extended or replaced from time to time. All times are Houston times.

1. ASSIGNMENT. We hereby sell you and assign to you without recourse, and you hereby unconditionally and irrevocably acquire for your own account and risk, a percent ( %) undivided interest ("your assigned share") in each of the following (the "Assigned Obligations"):

     a.   our Note;

     b. all Loans and interest thereon as provided in Section 2 of the Credit Agreement [,except that interest shall accrue on your assigned share in the principal of Alternate Base Rate Loans and Eurodollar Rate Loans at an annual rate equal to the rate
provided in the Credit Agreement minus       %]; and
                                       ------

     c.   commitment fees payable pursuant to Section 5 of the
Credit Agreement [, except that your assigned share in such fees shall be at an annual rate equal to the rate provided in the
Credit Agreement minus      %].
                       -----

2.     MATERIALS PROVIDED ASSIGNEE

     a. We will promptly request that the Company issue new Notes to us and to you in substitution for our Note to reflect the assignment set forth herein. Upon issuance of such substi-tute Notes, (i) you will become a Bank under the Credit Agree-ment, (ii) you will assume our obligations under the Credit Agreement to the extent of your assigned share, and (iii) the Company will release us from our obligations under the Credit Agreement to the extent, but only to the extent, of your assigned share. The Company consents to such release by signing this Agreement where indicated below. As a Bank, you will be entitled to the benefits and subject to the obligations of a "Bank", as set forth in the Credit Agreement, and your rights and liabilities with respect to the other Banks and the Agent will be governed by the Credit Agreement, including without limitation
Section 12 thereof.

     b. We have furnished you copies of the Credit Agreement, our Note and each other Financing Document you have requested. We do not represent or warrant (i) the priority, legality, validity, binding effect or enforceability of any Financing Document or any security interest created thereunder, (ii) the truthfulness and accuracy of any representation contained in any Financing Document, (iii) the filing or recording of any Financing Document necessary to perfect any security interest created thereunder, (iv) the financial condition of the Company or any other Person obligated under any Financing Document, any financial or other information, certificate, receipt or other document furnished or to be furnished under any Financing Document or (v) any other matter not specifically set forth herein having any relation to any Financing Document, your interest in one Note, the Company or any other Person. You represent to us that you are able to make, and have made, your own independent investigation and determination of the foregoing matters, including, without limitation, the credit worthiness of the Company and the structure of the transaction.

3. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas. You irrevocably submit to the jurisdiction of any State or Federal court sitting in Houston, Texas in any suit, action or proceeding arising out of or relating to this Agreement and irrevocably waive any objection you may have to this laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. We may serve process in any manner permitted by law and may bring proceedings against you in any other jurisdiction.

4. NOTICES. All notices and other communications given hereunder to a party shall be given in writing (including bank wire, telecopy, telex or similar writing) at such party's address set forth on the signature pages hereof or such other address as such party may hereafter specify by notice to the other party. Notice may also be given by telephone to the Person, or any other officer in the office, listed on the signature pages hereof if confirmed promptly by telex or telecopy. Notices shall be effective immediately, if given by telephone; upon transmission, if given by bank wire, telecopy or telex; five days after deposit in the mails, if mailed; and when delivered, if given by other means.

5. AUTHORITY. Each of us represents and warrants that the execution and delivery of this Agreement have been validly authorized by all necessary corporate action and that this Agreement constitutes a valid and legally binding obligation enforceable against it in accordance with its terms.

6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by each party on separate counterparts, each of which shall be an original but all of which taken together shall be but one instrument.

7. AMENDMENTS. No amendment modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought.

     If the foregoing correctly sets forth our agreement, please so indicate by signing the enclosed copy of this Agreement and returning it to us.


                         Very truly yours,



                         -------------------------------------



                         By
                            ----------------------------------

                         Name
                              --------------------------------

                         Title
                               -------------------------------


                         [Street Address]
                                          --------------------

                         [City, State, Zip Code]
                                                 -------------

                         Telephone
                                   ---------------------------

                         Telecopy
                                   ---------------------------


AGREED AND ACCEPTED:


---------------------------


By
   ------------------------

   ------------------------

   ------------------------

   ------------------------


Attention
          -----------------

Telephone
          -----------------

Telecopy
         ------------------

Account for Payments
                     ------

     ASSIGNMENT APPROVED PURSUANT TO SECTION 13.13 OF THE CREDIT
AGREEMENT AND RELEASE APPROVED IN SECTION 2 OF THIS AGREEMENT:


SOUTHERN UNION COMPANY


By
   -----------------------

Name
     ---------------------

Title
      --------------------

                      SCHEDULE 13.4

         DOMESTIC AND EURODOLLAR LENDING OFFICES




Name:         Chase Bank of Texas, National Association


Domestic:     Chase Bank of Texas, National Association
              707 Travis
              Houston, Texas  77002

              with copies of notices to:

                  Mr. Keith Winzenried
                  Syndication & Private Placements
                  Chase Bank of Texas, National Association
                  707 Travis 08 TCB-N 96
                  Houston, Texas 77002


Eurodollar:   Chase Bank of Texas, National Association
              707 Travis
              Houston, Texas  77002

                          SCHEDULE 13.4
                           (continued)




Name:         Credit Lyonnais New York Branch


Domestic:     Credit Lyonnais

              --------------------------

              --------------------------

              --------------------------


              with copies of notices to:

              --------------------------

              --------------------------

              --------------------------

              --------------------------

              --------------------------


Eurodollar:   Credit Lyonnais

              --------------------------

              --------------------------

              --------------------------

                          SCHEDULE 13.4
                           (continued)




Name:         NationsBank, N.A.


Domestic:     NationsBank, N.A.
              901 Main Street, 64th Floor
              Dallas, Texas  75202
              Attention:  Mr. Curtis Anderson

              with copies of notices to:

              --------------------------

              --------------------------

              --------------------------

              --------------------------

              --------------------------


Eurodollar:   NationsBank, N.A.

              --------------------------

              --------------------------

              --------------------------

                          SCHEDULE 13.4
                           (continued)




Name:         The First National Bank of Chicago


Domestic:     The First National Bank of Chicago

              --------------------------

              --------------------------

              --------------------------


              with copies of notices to:

              --------------------------

              --------------------------

              --------------------------

              --------------------------

              --------------------------


Eurodollar:   The First National Bank of Chicago

              --------------------------

              --------------------------

              --------------------------

                          SCHEDULE 13.4
                           (continued)




Name:         The Bank of Nova Scotia


Domestic:     The Bank of Nova Scotia

              --------------------------

              --------------------------

              --------------------------


              with copies of notices to:

              --------------------------

              --------------------------

              --------------------------

              --------------------------

              --------------------------


Eurodollar:   The Bank of Nova Scotia

              --------------------------

              --------------------------

              --------------------------